Posting Supplement No. 196 dated April 26, 2009 to Prospectus dated October 13, 2008	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated October 13, 2008 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated October 13, 2008 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 374812

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
374812	$18,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 374812. Member loan 374812 was requested on April 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Valerio Dewalt Train Assoc. Inc.	Debt-to-income ratio:	11.23%
Length of employment:	13 years	Location:	CHICAGO, IL

Home town:	Chicago
Current & past employers:	Valerio Dewalt Train Assoc. Inc., Valerio Dewalt Train assoc. inc.
Education:	DePaul University

This borrower member posted the following loan description, which has not been verified:

Consolidate

A credit bureau reported the following information about this borrower member on April 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	7	Months Since Last Delinquency:	18
Revolving Credit Balance:	$11,286.00	Public Records On File:	0
Revolving Line Utilization:	69.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 375838

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
375838	$14,500	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 375838. Member loan 375838 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,750 / month
Current employer:	Crossmark	Debt-to-income ratio:	5.45%
Length of employment:	1 year	Location:	Whitehall, OH

Home town:	Columbus
Current & past employers:	Crossmark, Panera Bread
Education:	Ohio State University

This borrower member posted the following loan description, which has not been verified:

We are a family of three and soon to be four...my husband, my 2 1/2 year old son and myself. We both work extremley hard and as much as possible. My husband works a full time job and has taken a part time job. I only work part time so we don't have to pay for daycare so my hours are less than desirable. We are working toward getting rid of all of our credit cards and saving some money so my husband can finish his schooling. It has been stop and go now for about three years. He is sooooo close!! Once he finishes school he has a great job waiting for him. It is just paying for the final last little bit we can't seem to get to. Paying our bills is and always has been a top priority. We would like to become a Lender and return the favor but we need help getting to the first step of financial freedom. Thank You!

A credit bureau reported the following information about this borrower member on January 26, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	53
Revolving Credit Balance:	$6,638.00	Public Records On File:	0
Revolving Line Utilization:	83.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 381839

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
381839	$6,250	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 381839. Member loan 381839 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,080 / month
Current employer:	P and M Signs Inc.	Debt-to-income ratio:	22.45%
Length of employment:	3 years 6 months	Location:	MOUNTAINAIR, NM

Home town:	Mountainair
Current & past employers:	P and M Signs Inc., Ranchers Bank
Education:	UNM, CNM

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate and close several of my higher interest credit cards.

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,932.00	Public Records On File:	0
Revolving Line Utilization:	86.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 385106

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385106	$6,500	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385106. Member loan 385106 was requested on April 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,083 / month
Current employer:	Geezeo.com	Debt-to-income ratio:	11.59%
Length of employment:	2 years 4 months	Location:	Staunton, VA

Home town:
Current & past employers:	Geezeo.com, Sony Pictures Digital Entertainment
Education:	Purdue University-Main Campus, New York University (NYU)

This borrower member posted the following loan description, which has not been verified:

My historic home needs help. The 2-room "new addition" (built in 1913) risks falling on the neighbor's home. This is because our homes are on a steep hill and this section of my home sits above the neighbor's home. [More about the project] The contractor will remove weakened wood members joining this "new" addition to the main structure of the house. He will reinforce the addition by "sistering" the joists. He will also add additional reinforcement ties (to code) and will secure foundation footing. [More about the house] This Queen Anne-style home was built in 1891. It was the first private residence completed by a prominent local architect named T.J.Collins. His work is well-known in this part of the country. The home has not had proper care in over 20 years. Locally, it is a historic treasure that deserves repair. I was approved for a total home renovation loan, but, that felt like too much debt all at once. Therefore, I'd like to repair and restore in smaller steps. This is the first step, and somewhat urgent. [More about me, the borrower] I work for a personal finance company. So, I am very aware of the responsibilities associated with borrowing money. I chose Lending Club because I can responsibly "pay-as-I-go" on this restoration project rather than take on too much additional debt at once. I maintain good credit. My lower borrowing score reflects existing mortgage and student loan debt obligations. Thank you for your interest in my project and your contribution to this loan.

A credit bureau reported the following information about this borrower member on April 16, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	n/a	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 388426

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388426	$15,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388426. Member loan 388426 was requested on April 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Self Employed	Debt-to-income ratio:	4.81%
Length of employment:	n/a	Location:	Campbell, CA

Home town:	New York
Current & past employers:	Self Employed, Self Employed
Education:	St. John's University

This borrower member posted the following loan description, which has not been verified:

I am in the process of starting a promotional products business. My total investment in the business is about $30K and I would like to borrow about 1/2 of this amount which will allow me to still have significant reserves. The funds will be use to purchase equipment for my business. I already have a number of customers waiting. I feel I am a low risk because I own my own home (not upside down on my loan with plenty of equity), My FICO score is about 800, and I have never defaulted or late on any payments. The reason I would like to borrow some of the funds is to match my revenue with monthly costs (loan repayment) and to keep funds in reserve to get my business off the ground. I am projecting to be cash flow positive within 3 months. My background is in finance with an MBA. I have analyzed this business and industry in detail and have put together a business plan which have covered Thank you.

A credit bureau reported the following information about this borrower member on April 10, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1982	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,267.00	Public Records On File:	0
Revolving Line Utilization:	33.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 390440

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390440	$16,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390440. Member loan 390440 was requested on April 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$25,000 / month
Current employer:	Visa	Debt-to-income ratio:	7.60%
Length of employment:	1 year	Location:	SAN FRANCISCO, CA

Home town:
Current & past employers:	Visa
Education:

This borrower member posted the following loan description, which has not been verified:

Hi there I have a $16K amount due on my Merceds CL 600 and want to reduce my monthly payments. The car is worth between $25 and $35K depending on your blue book pov. Thanks! James

A credit bureau reported the following information about this borrower member on April 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$41,491.00	Public Records On File:	0
Revolving Line Utilization:	60.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 390511

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390511	$10,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390511. Member loan 390511 was requested on April 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,947 / month
Current employer:	Shady Grove Nursing and Rehab Center	Debt-to-income ratio:	19.88%
Length of employment:	1 month	Location:	Damascus, MD

Home town:	Rockville
Current & past employers:	Shady Grove Nursing and Rehab Center, Belcan
Education:

This borrower member posted the following loan description, which has not been verified:

I am consolidating some debt and doing some home improvements.

A credit bureau reported the following information about this borrower member on April 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,255.00	Public Records On File:	0
Revolving Line Utilization:	24.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 390569

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390569	$12,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390569. Member loan 390569 was requested on April 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Honeywell	Debt-to-income ratio:	15.31%
Length of employment:	7 years 9 months	Location:	Surprise, AZ

Home town:	Iowa City
Current & past employers:	Honeywell
Education:	DeVry University-Arizona

This borrower member posted the following loan description, which has not been verified:

Never missed a payment but credit cards have raised interest rates and are threating to dropped limits and charge overdraft fees. Just don't think I should be penalized for playing by the rules and the rules changing because of bad economy.

A credit bureau reported the following information about this borrower member on April 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,084.00	Public Records On File:	1
Revolving Line Utilization:	89.00%	Months Since Last Record:	101
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 392430

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392430	$25,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392430. Member loan 392430 was requested on April 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	NIIT Technologies Inc	Debt-to-income ratio:	3.26%
Length of employment:	2 years	Location:	NORRISTOWN, PA

Home town:	Bomoseen
Current & past employers:	NIIT Technologies Inc
Education:	PVPPCE

This borrower member posted the following loan description, which has not been verified:

I have 2nd mortgage on a rental property with balance of $109k. I have cash flow of $85k and plan to pay off the 2nd mortgage using this loan to make up for rest of the balance. You will see a 2nd mortgage debt on my credit around $965.00 which will go away once this loan is approved as I will be paying it off. The interest rate needs to be below 9% since I can use my credit card to borrow same money for 10%.

A credit bureau reported the following information about this borrower member on April 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	18	Months Since Last Delinquency:	6
Revolving Credit Balance:	$3,173.00	Public Records On File:	0
Revolving Line Utilization:	6.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 392513

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392513	$7,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392513. Member loan 392513 was requested on April 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Self employed massage therapist	Debt-to-income ratio:	21.08%
Length of employment:	3 years	Location:	Savannah, GA

Home town:	Statesboro
Current & past employers:	Self employed massage therapist, The Distillery - bartender
Education:	South University at Savannah - Physical Therapist Asst

This borrower member posted the following loan description, which has not been verified:

Consolidation of car payment and IRS payment

A credit bureau reported the following information about this borrower member on April 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,702.00	Public Records On File:	0
Revolving Line Utilization:	61.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 392748

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392748	$10,000	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392748. Member loan 392748 was requested on April 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,167 / month
Current employer:	Child care	Debt-to-income ratio:	4.62%
Length of employment:	20 years	Location:	Northridge, CA

Home town:
Current & past employers:	Child care
Education:

This borrower member posted the following loan description, which has not been verified:

We would love to own our very own home, please help make this dream a reality. Thanks

A credit bureau reported the following information about this borrower member on April 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,785.00	Public Records On File:	0
Revolving Line Utilization:	54.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 392751

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392751	$25,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392751. Member loan 392751 was requested on April 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,333 / month
Current employer:	ARES Corporation	Debt-to-income ratio:	4.45%
Length of employment:	1 year	Location:	Deer Park, TX

Home town:	Texas City
Current & past employers:	ARES Corporation, Boeing Company
Education:	University of Houston

This borrower member posted the following loan description, which has not been verified:

My wife and I have been in an apartment since I graduated from the University with a degree in Electrical Engineering. I earn $76,000/yr as a systems engineer at an aerospace consulting firm and my wife is a realtor but she also has a teaching degree - she taught for 6 years, but she likes her new job more. When our friends were buying homes we didn't think they could afford, we stayed in our apartment and paid of her 2002 Volkswagon car off and student loans, and almost all of mine. I was promoted this year to the mid-level engineering position of senior-engineer and we both thought it was time to buy a house. We waited until earlier this year to finally buy a house because we wanted to have only one car note and a small amount of student loan debt beore we were comfortable making the move. We bought a 1979 $115k home in a nice neighborhood, I got a 5.0% rate, and our 30 year fixed plus insurance and tax is a mortgage payment of ~$950. My wife wants to install new cabinetry in this older home, granite counter tops, and remodel the master bath. What i would like to do is borrow here to update this house to the one she really wants. We were both very responsible during the real estate boom, and we watched it bust from the sidelines aas we saw CDOs and ARMSs causing havoc to others. What I'd like to do is reward ourselves in this way, knowing that with our responsible handling of finances, my recent promotion and dependable income, and with the money we didn't pay via an overpriced new home a loan of $25k is well within our budget. Thanks!

A credit bureau reported the following information about this borrower member on April 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	50
Revolving Credit Balance:	$165.00	Public Records On File:	0
Revolving Line Utilization:	2.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 392812

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392812	$9,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392812. Member loan 392812 was requested on April 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Independence Blue Cross	Debt-to-income ratio:	0.09%
Length of employment:	8 months	Location:	Norristown, PA

Home town:	Bombay
Current & past employers:	Independence Blue Cross, NIIT Technologies Inc.
Education:	St. Agnels

This borrower member posted the following loan description, which has not been verified:

I have 2nd mortgage on a rental property with balance of $109k. I have cash flow of $85k and plan to pay off the 2nd mortgage using this loan to make up for rest of the balance. You will see a 2nd mortgage debt on my credit around $965.00 which will go away once this loan is approved as I will be paying it off. The interest rate needs to be below 9% since I can use my credit card to borrow same money for 10%.

A credit bureau reported the following information about this borrower member on April 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	4	Months Since Last Delinquency:	6
Revolving Credit Balance:	$3,230.00	Public Records On File:	0
Revolving Line Utilization:	10.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 392887

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392887	$20,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392887. Member loan 392887 was requested on April 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,167 / month
Current employer:	Sprint	Debt-to-income ratio:	13.18%
Length of employment:	5 years 4 months	Location:	SAN FRANCISCO, CA

Home town:	Middletown
Current & past employers:	Sprint, Electronic Arts, Bluemartini Software
Education:	SUNY at Binghamton

This borrower member posted the following loan description, which has not been verified:

Looking to Consolidate my Credit Cards into a more manageable payment

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	19
Revolving Credit Balance:	$25,277.00	Public Records On File:	0
Revolving Line Utilization:	80.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 392932

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392932	$3,600	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392932. Member loan 392932 was requested on April 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	Home Depot	Debt-to-income ratio:	3.31%
Length of employment:	7 years 6 months	Location:	orlando, FL

Home town:	Tampa
Current & past employers:	Home Depot
Education:

This borrower member posted the following loan description, which has not been verified:

looking to clear my debt never done this before itsall new to me

A credit bureau reported the following information about this borrower member on April 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	13	Months Since Last Delinquency:	21
Revolving Credit Balance:	$3,437.00	Public Records On File:	0
Revolving Line Utilization:	90.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 392992

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392992	$15,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392992. Member loan 392992 was requested on April 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	SAIC	Debt-to-income ratio:	11.92%
Length of employment:	1 year 8 months	Location:	Upper Marlboro, MD

Home town:	jackson
Current & past employers:	SAIC, Union of Bricklayers, AASA
Education:	UMUC, Air Force Community College, PGCC

This borrower member posted the following loan description, which has not been verified:

I am from Detroit, one the few remaining industrial depended city. I have had the opportunity to purchase nine REO rental properties to date and able to own a part of my home town. All of these properties are part of a Revitalization area of the city, which is one of the city?s five targeted neighborhoods for improvements. These properties are location within blocks or next door to each others which help strength the neighborhood because of fewer vacant homes and in the near future will become comparable for each other when appraised. Five of these properties have been renovated and currently being rented. My current renters are low -income and senior residents that now can live in fairly safe and decent neighborhood with affordable housing. I have established an LLC in order to manage and maintain the properties. I would use the loan to further improve the properties for better energy efficient, legal assistant to form LLCs for all of the properties to reduce liability and to establish the appropriate accounting for the business.

A credit bureau reported the following information about this borrower member on April 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,662.00	Public Records On File:	0
Revolving Line Utilization:	73.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 393075

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393075	$4,500	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393075. Member loan 393075 was requested on April 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,000 / month
Current employer:	Restaurant	Debt-to-income ratio:	5.80%
Length of employment:	1 year 6 months	Location:	Batavia, IL

Home town:
Current & past employers:	Restaurant
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking for this loan to simplify my monthly payments and also to acquire a inexpensive motorcycle. Financially i am very comfortable, besides the credit cards to be payed, my only monthly payments are for car insurance ($45 monthly) and a satellite radio subscription(around $14 a month). My housing and utility's are effectively $0. Ive held my current job for about a year and a half (about $800-$1000 a month income), the job before that for almost 2 years, and there was literally no gap in between the jobs. Thanks for the interest.

A credit bureau reported the following information about this borrower member on April 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,950.00	Public Records On File:	0
Revolving Line Utilization:	67.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 393104

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393104	$4,200	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393104. Member loan 393104 was requested on April 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	Northeast Horticultural	Debt-to-income ratio:	10.58%
Length of employment:	1 month	Location:	Milford, CT

Home town:	Minneapolis
Current & past employers:	Northeast Horticultural, Shamrock Golf Club, K and C Pest COntrol
Education:	University of Wisconsin-Oshkosh

This borrower member posted the following loan description, which has not been verified:

I recently moved to CT for employment out of college. I am in need of a reliable automobile and am looking for a $4,200 loan over 36 months if possible.

A credit bureau reported the following information about this borrower member on April 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,570.00	Public Records On File:	0
Revolving Line Utilization:	56.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 393178

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393178	$16,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393178. Member loan 393178 was requested on April 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,800 / month
Current employer:	Hartford Insurance	Debt-to-income ratio:	19.14%
Length of employment:	18 years 7 months	Location:	Slatington, PA

Home town:	Ottawa
Current & past employers:	Hartford Insurance, Prudential Insurance
Education:

This borrower member posted the following loan description, which has not been verified:

I am requesting a loan to pay off higher rate credit cards and to have one monthly payment that would be automatically be deducted from my checking account. My credit is considered Good to Excellent and I want to keep it that way. I feel this loan would benefit me by being able to pay off and close these accounts and have the extra money that I would be saving for other uses. I have been with my current employer for over 18 years and own my home with no mortgage. I have lived at my current address for 21 years.

A credit bureau reported the following information about this borrower member on April 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1983	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	15
Revolving Credit Balance:	$20,698.00	Public Records On File:	0
Revolving Line Utilization:	23.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 393180

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393180	$9,600	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393180. Member loan 393180 was requested on April 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	PNC Bank	Debt-to-income ratio:	17.04%
Length of employment:	1 year	Location:	Warren, PA

Home town:	Warren
Current & past employers:	PNC Bank, AXA Advisors, LLC, Foot Locker
Education:	St. Bonaventure University

This borrower member posted the following loan description, which has not been verified:

Please help my wife and I move to Warren and buy a house! We have never missed a payment in our life and our credit is 690 - 710. We amassed some credit card debt in our previous location and have been paying it back (ontime) for over 4 years. To get rid of our house in NY, we will need to take an $8000 loss. We already are renting-to-own a home in PA, but need to pay off our mortgage in NY 1st. Our Pa home will cost 1/2 as much and both of us are making more in our current jobs. With current environment, no bank will lend to us with the unsecured credit card debt that we have. We'd like to get a 5yr $8000 loan, but will probably be able to pay it back within 2 years.

A credit bureau reported the following information about this borrower member on April 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,875.00	Public Records On File:	0
Revolving Line Utilization:	86.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 393387

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393387	$12,000	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393387. Member loan 393387 was requested on April 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$8,000 / month
Current employer:	Government	Debt-to-income ratio:	15.46%
Length of employment:	3 years 5 months	Location:	Fairfax, VA

Home town:	Frankfurt
Current & past employers:	Government, Milbank, Tweed, Hadley & McCloy LLP, Wilmer, Cutler & Pickering (now Wilmer Hale)
Education:	Christopher Newport University

This borrower member posted the following loan description, which has not been verified:

I am in the final phase of completing my professional legal website. I plan on using these funds to complete the website, launch the website and advertise. Initially, my request was going to be 15K, however, I felt it would be prudent of me to only request 10K-12K and come up with the additional funds from my personal income. I would never request or take on any debt or loan I could not handle and make payment on. Repayment on this loan will be no problems. When the website is complete, my hope is to expedite the complete payment of this loan in a timely fashion. Generally, no one really likes to take on loans, but I require this amount to push me over the hill and get my business up and running. As a minority, my hope is to offer this website for legal services to the community. I've also started to line up companies that will advertise on this site. I feel confident about this and I appreciate your consideration.

A credit bureau reported the following information about this borrower member on April 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	8
Revolving Credit Balance:	$24,249.00	Public Records On File:	0
Revolving Line Utilization:	97.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 393403

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393403	$9,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393403. Member loan 393403 was requested on April 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,750 / month
Current employer:	Xerox	Debt-to-income ratio:	9.62%
Length of employment:	21 years 4 months	Location:	ROCHESTER, NY

Home town:	Rochester
Current & past employers:	Xerox
Education:

This borrower member posted the following loan description, which has not been verified:

I am using this loan for personal reasons. I have an extremely good credit history and have never been late on any payments and also even pay more than the minimum amout due. Thank you and have a nice day.

A credit bureau reported the following information about this borrower member on April 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$57,033.00	Public Records On File:	0
Revolving Line Utilization:	29.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 393436

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393436	$3,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393436. Member loan 393436 was requested on April 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,667 / month
Current employer:	Nuclear Regulatory Commission	Debt-to-income ratio:	19.28%
Length of employment:	1 year	Location:	ODENTON, MD

Home town:	PHILADELPHIA
Current & past employers:	Nuclear Regulatory Commission, US Air Force
Education:	Roger Williams University

This borrower member posted the following loan description, which has not been verified:

I am seeking approval for a 3500.00 loan in order to use for a family vacation to Disney World scheduled for June 2009. I would be a reliable candidate based upon my secure job in the federal government and history of previous work, which included 10 years in the Air Force. I plan to pay this loan off as quick as possible from an allotment which would be taken directly from my paycheck. Feel free to contact me for additional information. Very respectfully, Erik Saracino

A credit bureau reported the following information about this borrower member on April 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1978	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	54	Months Since Last Delinquency:	67
Revolving Credit Balance:	$16,146.00	Public Records On File:	0
Revolving Line Utilization:	54.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 393440

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393440	$6,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393440. Member loan 393440 was requested on April 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	philabundance	Debt-to-income ratio:	11.55%
Length of employment:	1 year 2 months	Location:	SHARON HILL, PA

Home town:	Glenville
Current & past employers:	philabundance, Trans Union
Education:	Katherine Gibbs School, Norristown PA

This borrower member posted the following loan description, which has not been verified:

This could be considered an auto loan, as the bulk of the money will be going towards a pre-owned minivan to transport my growing family and pets. The loan has been labeled as "Major Purchase" to allow for flexibility due to a wide range of characteristics in the pre-owned market. For example: $4000 - minivan $2000 - Tires, brakes, GPS device etc.. I'm currently a full time IT employee at a reputable food bank in Philadelphia, with strong job security behind me. I am a responsible father, and businessman, and will not have any issues fulfilling my obligations as a lender. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on April 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,003.00	Public Records On File:	0
Revolving Line Utilization:	43.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 393491

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393491	$6,600	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393491. Member loan 393491 was requested on April 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	angenos pizza and pasta	Debt-to-income ratio:	11.08%
Length of employment:	6 years 6 months	Location:	brooklyn park, MN

Home town:	minneapolis
Current & past employers:	angenos pizza and pasta, apple gate
Education:	North Hennepin Community College

This borrower member posted the following loan description, which has not been verified:

i have 3 credit cards with an outstanding amount of 6,600 dollars. i have made some poor financial choices in my day but i have regained my self control and not its time to re- build. i am currently a home owner. i dont have any late payments on any cards. my interest rates are through the roof though. one of them is 28% and the other is 27% and my third is only 15% but my minmum payments are just to much with no principal going down

A credit bureau reported the following information about this borrower member on April 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,593.00	Public Records On File:	0
Revolving Line Utilization:	55.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 393574

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393574	$9,000	7.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393574. Member loan 393574 was requested on April 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	R.P. Brennan General Contractors	Debt-to-income ratio:	15.95%
Length of employment:	48 years	Location:	WOODHAVEN, NY

Home town:	Queens
Current & past employers:	R.P. Brennan General Contractors
Education:	F.I.T. Fashion Institute of Technology, Mary Mount College

This borrower member posted the following loan description, which has not been verified:

To whom it may concern: I would like this loan to payoff my lease which is up in September. I took out a four year loan with Honda Finance and I regret not coming to you guys earlier, but you live and learn. My payments were on time and I never had a problem making my payments. Thank you, Karina Ensuncho

A credit bureau reported the following information about this borrower member on April 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	26
Revolving Credit Balance:	$4,964.00	Public Records On File:	0
Revolving Line Utilization:	47.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 393601

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393601	$3,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393601. Member loan 393601 was requested on April 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,467 / month
Current employer:	Ambitious Web	Debt-to-income ratio:	18.95%
Length of employment:	2 years 5 months	Location:	Claremore, OK

Home town:	Tulsa
Current & past employers:	Ambitious Web, Wyatt Technical Service
Education:	Pepperdine University

This borrower member posted the following loan description, which has not been verified:

I have been participating in triathlon for a few years on an old road bike and it is time for an upgrade. I have saved some funds and planned on using a credit card for the rest but getting a personal loan looks like the better route. At this time I have 3 loans that consist of my mortgage and two credit cards. One card has around 1k and the other has 2k. I have a salaried job as a web programmer and my wife is a stylist. We make a good living and have never had an issue with making payments on time. I could certainly save up the money for this purchase but the season would be over by that time. Thanks for the consideration.

A credit bureau reported the following information about this borrower member on April 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	12
Revolving Credit Balance:	$4,285.00	Public Records On File:	0
Revolving Line Utilization:	44.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 393640

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393640	$3,800	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393640. Member loan 393640 was requested on April 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	Gelsons Markets	Debt-to-income ratio:	12.36%
Length of employment:	6 years 4 months	Location:	NEWPORT BEACH, CA

Home town:	Lynwood
Current & past employers:	Gelsons Markets
Education:	Garden Grove ROP

This borrower member posted the following loan description, which has not been verified:

I would like to pay off some of my bills.

A credit bureau reported the following information about this borrower member on April 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$168.00	Public Records On File:	0
Revolving Line Utilization:	56.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 393653

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393653	$6,400	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393653. Member loan 393653 was requested on April 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Cal Fire	Debt-to-income ratio:	15.07%
Length of employment:	1 year	Location:	Chico, CA

Home town:	Chico
Current & past employers:	Cal Fire, United States Forest Service
Education:	Butte College-Associates, transfer to CSU Chico

This borrower member posted the following loan description, which has not been verified:

I am a 26 year old working student and father. I have an annual income of $25,000 working as a seasonal fiefighter. I would like to consolidate my credit card, car loan, and recently unexpected medical bills. The interest on my card is way to high and I would like to be able to pay one monthly payment as opposed to multiple payments. I have a good credit history with multiple accounts in good standing. A single loan with lower interest would make my debt more manageable and would be a big help.

A credit bureau reported the following information about this borrower member on April 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	34
Revolving Credit Balance:	$4,072.00	Public Records On File:	0
Revolving Line Utilization:	23.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 393677

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393677	$9,800	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393677. Member loan 393677 was requested on April 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,750 / month
Current employer:	Claims verification inc	Debt-to-income ratio:	21.41%
Length of employment:	13 years 8 months	Location:	Canton, GA

Home town:	Roanoke
Current & past employers:	Claims verification inc
Education:	Radford university

This borrower member posted the following loan description, which has not been verified:

Loan for a 2003 Harley Davidson, with a value of $4000 higher than requested loan value. I have never had a late payment of any kind on any sort of loan. However, the economy had lessened options for loans on recreational vehicles. I have been a homeowner for 12 years and again, never missed a payment. I am also a business owner and have been at my current employer for almost 14 years.

A credit bureau reported the following information about this borrower member on April 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$52,568.00	Public Records On File:	0
Revolving Line Utilization:	72.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 393680

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393680	$12,450	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393680. Member loan 393680 was requested on April 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	Bartolotta Restaurant Group	Debt-to-income ratio:	12.50%
Length of employment:	2 years	Location:	Milwaukee, WI

Home town:	Green Bay
Current & past employers:	Bartolotta Restaurant Group, Food Fight Inc., Supple Restaurant Group
Education:	UWGB

This borrower member posted the following loan description, which has not been verified:

Consolidating Credit Debt

A credit bureau reported the following information about this borrower member on April 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,722.00	Public Records On File:	0
Revolving Line Utilization:	82.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 393690

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393690	$20,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393690. Member loan 393690 was requested on April 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	American Eagle Do it Best	Debt-to-income ratio:	1.49%
Length of employment:	2 years 8 months	Location:	Ovid, MI

Home town:	Lansing
Current & past employers:	American Eagle Do it Best, Michigan Army National Guard
Education:	Lansing Community College

This borrower member posted the following loan description, which has not been verified:

I own a two story home and wold like to convert it into a duplex. I have a good credit score: 738-767 depending on which credit reporting company you check. I always pay my bills on time.

A credit bureau reported the following information about this borrower member on April 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	57
Revolving Credit Balance:	$1,954.00	Public Records On File:	0
Revolving Line Utilization:	6.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 393734

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393734	$4,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393734. Member loan 393734 was requested on April 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,833 / month
Current employer:	AIG	Debt-to-income ratio:	20.91%
Length of employment:	1 year 4 months	Location:	Long Beach, NY

Home town:
Current & past employers:	AIG
Education:	Hofstra University

This borrower member posted the following loan description, which has not been verified:

Hi, I am looking to borrow $4000 in order to consolidate some outstanding debt which is at a high interest rate and also use some of these monies to buy some necessary purchases for my apartment and some suits for work. I make $75,000 a year annually in salary (started making that high of a salary last year) and normally should receive about 10-15% bonus each year, but because of the bad economy, I am only expected to get about 4%. I do have high balances on my credit cards, but I have never defaulted or most importantly never been a day late on any credit card payments which spans about 12 years. I am very responsible when it comes to paying my debts as you can see by my credit history, just need to lower rates and get a little ahead of the game in the next couple of years in order to pay this debt down. I live in an apartment in my parents house and only pay about $300 a month to help them cover some of the costs associated with the apartment. Please let me know if you have any further questions. Thanks. Kind Regards,

A credit bureau reported the following information about this borrower member on April 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,462.00	Public Records On File:	0
Revolving Line Utilization:	81.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 393738

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393738	$5,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393738. Member loan 393738 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,166 / month
Current employer:	Atria's	Debt-to-income ratio:	0.00%
Length of employment:	2 months	Location:	pittsburgh, PA

Home town:	Pittsburgh
Current & past employers:	Atria's, Wesley Spectrum Services
Education:	Slippery Rock University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

Need loan to pay off debt and overdue rent.

A credit bureau reported the following information about this borrower member on April 21, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 393741

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393741	$15,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393741. Member loan 393741 was requested on April 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	General Electric	Debt-to-income ratio:	15.49%
Length of employment:	2 years 9 months	Location:	Waukesha, WI

Home town:	Chicago
Current & past employers:	General Electric
Education:	University of Illinois at Chicago

This borrower member posted the following loan description, which has not been verified:

I need this lump sum to break my lease, pay for moving expenses for household items and 2 cars, and also pay deposit for new apt in the NY area and settle down. I have the ability to repay the loan and i will continue to work from my new location; my company has an office there. There is no relocation expenses coverage from my company because they are doing me a favor; my wife is going to Dental school and we are relocating because of that. I need the lump sum because i had to pay lump sum to keep her space, before her student loan comes through (in the next couple of months.

A credit bureau reported the following information about this borrower member on April 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	45
Revolving Credit Balance:	$7,151.00	Public Records On File:	0
Revolving Line Utilization:	45.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 393791

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393791	$18,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393791. Member loan 393791 was requested on April 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,000 / month
Current employer:	Law Office	Debt-to-income ratio:	11.67%
Length of employment:	1 year 10 months	Location:	Elk Grove, CA

Home town:
Current & past employers:	Law Office, United States Army
Education:	Universtiy of California Berkeley

This borrower member posted the following loan description, which has not been verified:

I am seeking a loan to finance my daughter's school tuition for the 2009-2010 school year. I have had credit for more than 25 years and have never had one late payment.

A credit bureau reported the following information about this borrower member on April 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1986	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,191.00	Public Records On File:	0
Revolving Line Utilization:	61.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 393840

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393840	$3,500	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393840. Member loan 393840 was requested on April 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	self employed	Debt-to-income ratio:	17.49%
Length of employment:	8 years	Location:	NEW MILFORD, CT

Home town:	New Milford
Current & past employers:	self employed
Education:

This borrower member posted the following loan description, which has not been verified:

This is to retain a lawyer for my custody/divorce case.

A credit bureau reported the following information about this borrower member on April 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$507.00	Public Records On File:	0
Revolving Line Utilization:	18.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 393847

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393847	$8,500	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393847. Member loan 393847 was requested on April 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	M and T Bank	Debt-to-income ratio:	17.04%
Length of employment:	6 months	Location:	LIVERPOOL, NY

Home town:	New York City
Current & past employers:	M and T Bank, HSBC, Bank of America Corp.
Education:	SUNY Oswego, University of Phoenix-Online Campus

This borrower member posted the following loan description, which has not been verified:

Looking to consolidate credit debt in which the lender is raising the rate due to borrowing TARP funds. The account will subsequently be closed, so no additional debt will be accrued. I have never had a late pay and have been financially responsible. The intent is to minimize expenses and payoff the account.

A credit bureau reported the following information about this borrower member on April 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,439.00	Public Records On File:	0
Revolving Line Utilization:	32.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 393852

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393852	$9,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393852. Member loan 393852 was requested on April 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,228 / month
Current employer:	self	Debt-to-income ratio:	8.12%
Length of employment:	18 years	Location:	NASHUA, NH

Home town:	Athol
Current & past employers:	self, Town of Athol
Education:	Fisher college Boston MA

This borrower member posted the following loan description, which has not been verified:

Due to hight cost of gasoline vehicle will be used for commuting purposes and to save wear and tear and help enviroment by using truck only when necessary

A credit bureau reported the following information about this borrower member on April 15, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,192.00	Public Records On File:	0
Revolving Line Utilization:	84.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 393855

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393855	$10,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393855. Member loan 393855 was requested on April 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	self	Debt-to-income ratio:	8.49%
Length of employment:	2 months	Location:	APOPKA, FL

Home town:	WASHINGTON,D.C.
Current & past employers:	self, SOUTHERN EXPRESS LUBES
Education:	U.S.ARMY

This borrower member posted the following loan description, which has not been verified:

HOME IMPROVEMENT LOAN NEEDED FOR SOLAR POWERE INSTALATIONS.

A credit bureau reported the following information about this borrower member on April 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,124.00	Public Records On File:	0
Revolving Line Utilization:	53.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 393862

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393862	$10,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393862. Member loan 393862 was requested on April 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Self-Employed	Debt-to-income ratio:	14.20%
Length of employment:	10 years	Location:	Clovis, CA

Home town:	Fresno
Current & past employers:	Self-Employed
Education:	Fresno Pacific University, California State University-Fresno (CSU Fresno)

This borrower member posted the following loan description, which has not been verified:

I plan to use this money to refinance about $9000+ that I am currently paying 18.99% on and paying for my last semester of school costs (I went back to school for my BA 2-years ago and graduate next month). I have never missed or been late on a payment (the delinquency from 49-months ago was a disputed mistake) and my income is good. For clarification of my ?revolving credit balance,? $95K of that is actually a second mortgage which is amortized at a fixed rate over 15 years. Another $17K is on another card, but at a much more manageable rate of 6.99%. Though my payments are manageable I could really use this loan to gain some momentum in repaying my debt quicker.

A credit bureau reported the following information about this borrower member on April 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	49
Revolving Credit Balance:	$126,402.00	Public Records On File:	0
Revolving Line Utilization:	68.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 394012

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394012	$18,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394012. Member loan 394012 was requested on April 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,500 / month
Current employer:	transgroup	Debt-to-income ratio:	9.76%
Length of employment:	8 months	Location:	ORTING, WA

Home town:	Gothenburg
Current & past employers:	transgroup, transgroup
Education:	City University

This borrower member posted the following loan description, which has not been verified:

Need to have a fixed monthly payment

A credit bureau reported the following information about this borrower member on April 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,026.00	Public Records On File:	0
Revolving Line Utilization:	59.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 394068

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394068	$16,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394068. Member loan 394068 was requested on April 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,400 / month
Current employer:	ANDYS ART STONE	Debt-to-income ratio:	13.56%
Length of employment:	4 years 7 months	Location:	GLENDALE, CA

Home town:
Current & past employers:	ANDYS ART STONE
Education:

This borrower member posted the following loan description, which has not been verified:

MY APR ON CREDIT CARD GOT INCREASED TO 27.99% AFTER PAYING ON TIME FOR 4 YEARS!!!!! I DON'T WANT TO PAY BANKS, WOULD RATHER MAKE INTEREST PAYMENT TO THE REAL PEOPLE!!! I WOULD BE ABLE TO PAY OFF THIS LOAN IN 12 MONTH

A credit bureau reported the following information about this borrower member on April 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	26
Revolving Credit Balance:	$275,328.00	Public Records On File:	0
Revolving Line Utilization:	22.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 394116

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394116	$8,500	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394116. Member loan 394116 was requested on April 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,000 / month
Current employer:	Antwerp Diamonds	Debt-to-income ratio:	21.70%
Length of employment:	4 months	Location:	Roswell, GA

Home town:
Current & past employers:	Antwerp Diamonds
Education:	The University of Georgia

This borrower member posted the following loan description, which has not been verified:

I recently graduated college and am looking to refinance my credit card debt at a better rate. I am currently working in the family business so there is no chance of me getting laid off. I am living at home and my parents are paying all of my expenses, so repayment of this loan will not be an issue for me at the current salary I am making.

A credit bureau reported the following information about this borrower member on April 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,925.00	Public Records On File:	0
Revolving Line Utilization:	37.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 394149

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394149	$15,850	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394149. Member loan 394149 was requested on April 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,250 / month
Current employer:	BUTERRFIELD D ELLEN	Debt-to-income ratio:	0.00%
Length of employment:	4 years 3 months	Location:	TARZANA, CA

Home town:
Current & past employers:	BUTERRFIELD D ELLEN
Education:

This borrower member posted the following loan description, which has not been verified:

I HAVE AN OFFER TO PURCHASE BMW 525 - YEAR 2007 FOR 21,000.00$, THIS IS A GREAT BUY, AND I WILL BE ABLE TO PAY BACK 10K IN 12-24 MONTH. I WOULD LOVE TO PAY INTEREST TO THE GREAT PEOPLE RATHER THEN TO A BANK.

A credit bureau reported the following information about this borrower member on April 15, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$45.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 394205

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394205	$21,600	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394205. Member loan 394205 was requested on April 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	nypd	Debt-to-income ratio:	14.53%
Length of employment:	2 years	Location:	staten island, NY

Home town:	staten island
Current & past employers:	nypd, lexus nexis
Education:	Pace University-New York

This borrower member posted the following loan description, which has not been verified:

looking to consolidate my debt into one payment

A credit bureau reported the following information about this borrower member on April 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,795.00	Public Records On File:	0
Revolving Line Utilization:	75.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 394254

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394254	$10,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394254. Member loan 394254 was requested on April 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Seattle Lighting	Debt-to-income ratio:	9.53%
Length of employment:	5 years 7 months	Location:	Seattle, WA

Home town:	Green Brook
Current & past employers:	Seattle Lighting, House of Lights
Education:	Raritan Valley Community College

This borrower member posted the following loan description, which has not been verified:

I'm using the loan to consolidate my credit card bills to one monthly payment. I always pay my bills on time and I have good credit.

A credit bureau reported the following information about this borrower member on April 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	59
Revolving Credit Balance:	$9,985.00	Public Records On File:	0
Revolving Line Utilization:	52.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 394265

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394265	$15,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394265. Member loan 394265 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	Watt's Specialties	Debt-to-income ratio:	3.32%
Length of employment:	8 years	Location:	Puyallup, WA

Home town:	Rapid City
Current & past employers:	Watt's Specialties
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking to take a loan to consolidate my debts and pay off some credit cards. I am a school teacher who made some poor financial decisions during my college years and am trying to rectify those decisions now. I wold be a good candidate for a loan because I have a secure and well paying job and my desire to fix my credit and payoff debts is number one right now. Also, though I am not planning on using it, I have the backup of my father who has excellent credit. The last thing I would ever do is tarnish his credit report, so above all that will keep me accountable as well.

A credit bureau reported the following information about this borrower member on April 23, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1985	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,162.00	Public Records On File:	0
Revolving Line Utilization:	3.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 394281

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394281	$13,500	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394281. Member loan 394281 was requested on April 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,000 / month
Current employer:	LI Server Solutions	Debt-to-income ratio:	8.92%
Length of employment:	6 years	Location:	kings park, NY

Home town:	Jamaica
Current & past employers:	LI Server Solutions, LICC
Education:	St Johns College

This borrower member posted the following loan description, which has not been verified:

We currently run an IT consulting company out of a small office. Thankfully, our company is expanding. The company is growing rapidly and we have reached the point where we need to acquire additional office space. Rather than renting, we would like to take advantage of the sluggish real estate market and purchase space ( it will only cost us 11% more for us to own). We are currently looking at a 300k mortgage, the seller wants 75k down. In a strong real estate market, this property should go for 600k. Although the economy in general is suffering on a national level, our company has continued to grow steadily since 2003, even during this recession and we fully anticipate the repayment of any money we receive to be prompt. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on April 15, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1989	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	26	Months Since Last Delinquency:	5
Revolving Credit Balance:	$4,402.00	Public Records On File:	0
Revolving Line Utilization:	12.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 394284

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394284	$8,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394284. Member loan 394284 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,424 / month
Current employer:	City of Hayward	Debt-to-income ratio:	2.44%
Length of employment:	27 years 6 months	Location:	Manteca, CA

Home town:	Honolulu
Current & past employers:	City of Hayward
Education:	Alliant International University at Fresno

This borrower member posted the following loan description, which has not been verified:

This loan is to help with the installation of a new pool and landscaping the backyard.

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,324.00	Public Records On File:	0
Revolving Line Utilization:	53.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 394291

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394291	$3,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394291. Member loan 394291 was requested on April 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,680 / month
Current employer:	Black and Veatch	Debt-to-income ratio:	19.85%
Length of employment:	6 months	Location:	SEAL BEACH, CA

Home town:	milan
Current & past employers:	Black and Veatch, parsons
Education:	Plymouth State University

This borrower member posted the following loan description, which has not been verified:

To purchase computer & pay bills

A credit bureau reported the following information about this borrower member on April 15, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	37
Revolving Credit Balance:	$15,198.00	Public Records On File:	0
Revolving Line Utilization:	84.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 394295

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394295	$15,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394295. Member loan 394295 was requested on April 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	Downey welding	Debt-to-income ratio:	12.57%
Length of employment:	15 years	Location:	SOUTH GATE, CA

Home town:	Guadalajara
Current & past employers:	Downey welding
Education:

This borrower member posted the following loan description, which has not been verified:

The loan will be used to purchase a reliable car for my son.

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1986	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	47
Revolving Credit Balance:	$10.00	Public Records On File:	0
Revolving Line Utilization:	0.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 394329

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394329	$25,000	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394329. Member loan 394329 was requested on April 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,000 / month
Current employer:	Verizon Communications	Debt-to-income ratio:	18.46%
Length of employment:	12 years 7 months	Location:	aberdeen, NJ

Home town:	queens
Current & past employers:	Verizon Communications, nyra
Education:	st.john's u., u of phoenix

This borrower member posted the following loan description, which has not been verified:

I will use the loan to consolidate debt into one lower rate payment. I am reliable because I have held a good secure job for 13 years increasing my salary every year. I am well regarded within my industry and among my peers. I am requesting the loan because paying off my credit cards individually only gets rid of some of the interest. By consolidating I can reduce more of the principle to eventually reach my goal of becoming debt free.

A credit bureau reported the following information about this borrower member on April 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1977	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	39
Revolving Credit Balance:	$39,502.00	Public Records On File:	0
Revolving Line Utilization:	87.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 394333

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394333	$15,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394333. Member loan 394333 was requested on April 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	The Regus Group	Debt-to-income ratio:	14.99%
Length of employment:	1 year 6 months	Location:	BELLEVUE, WA

Home town:	Dallas
Current & past employers:	The Regus Group, Pizza Hut/Yum Brands
Education:	University of North Texas

This borrower member posted the following loan description, which has not been verified:

Seems like I'll be paying off these credit cards forever - after the monthly fee I'm only paying a tiny amount towards the principle. I'd like this loan to pay off those credit cards and have one payment that I can get paid off much sooner.

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	50
Revolving Credit Balance:	$9,483.00	Public Records On File:	0
Revolving Line Utilization:	57.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 394336

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394336	$24,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394336. Member loan 394336 was requested on April 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Army	Debt-to-income ratio:	22.50%
Length of employment:	12 years	Location:	Honolulu, HI

Home town:	Columbus
Current & past employers:	Army
Education:	Central Texas College

This borrower member posted the following loan description, which has not been verified:

Military member about to go to a new assignment so i want to get the loan to pay off my bills in order to have one payment

A credit bureau reported the following information about this borrower member on April 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	66
Revolving Credit Balance:	$16,320.00	Public Records On File:	0
Revolving Line Utilization:	83.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 394381

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394381	$4,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394381. Member loan 394381 was requested on April 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,025 / month
Current employer:	Small World Preschool	Debt-to-income ratio:	0.93%
Length of employment:	8 months	Location:	GRANADA HILLS, CA

Home town:	Los Angeles
Current & past employers:	Small World Preschool, YoYo Education Center, United States Air Force
Education:	United States Air Force Academy (USAFA), Los Angeles Pierce College

This borrower member posted the following loan description, which has not been verified:

I have a good credit score, but the only reason it is not excellent is because of a relatively short credit history. I plan to use the loan to pay the balance of my debt to my friend for an automobile. The purpose of this loan is two-fold; I am fully capable of paying the loan and would like it on my history in order to improve my credit further. I would also like the loan because I would rather pay a neutral, non-personal third party than being in debt to a friend.

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,410.00	Public Records On File:	0
Revolving Line Utilization:	67.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 394383

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394383	$7,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394383. Member loan 394383 was requested on April 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,917 / month
Current employer:	Tamco Steel	Debt-to-income ratio:	6.19%
Length of employment:	10 years 8 months	Location:	Bloomington, CA

Home town:	San Francisco
Current & past employers:	Tamco Steel
Education:

This borrower member posted the following loan description, which has not been verified:

--Please note: I am now only looking for what rates I will be offered. I have left my checking account number information blank because I feel it is odd that this may be asked for at the pre-approval level. When/if I do get approved and accept the terms, I will provide my checking account number. I would like to use this money to refinance 6 credit cards that I have that have interest rates ranging from 21.00 to 24.99 percent. My credit score in at a below average level due to the amount of credit that I am using against my credit limits. A FICO score does reflect the type of borrower that I am. Here are some facts about myself: 1. I have been employed continuously at the same company since Aug 1998. 2. I have never been late by more than a few days on my credit card payments for the last 4 years that I have been actively using my credit. This encompases aproxemently 400 to 500 payments. There are 2 exceptions (missed payments) to this. 3. I have been a member of Southland Credit Union and have taken a total of 4 unsecured loans from them totaling over $23,000. Two of them totaling $7000 have been paid off, never late more than 1 week. One for $9000. will be paid off this Aug.

A credit bureau reported the following information about this borrower member on April 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,974.00	Public Records On File:	0
Revolving Line Utilization:	96.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 394415

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394415	$3,200	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394415. Member loan 394415 was requested on April 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,250 / month
Current employer:	Putnam Comm Medical Center	Debt-to-income ratio:	3.82%
Length of employment:	7 months	Location:	Jacksonville, FL

Home town:	New Britain
Current & past employers:	Putnam Comm Medical Center
Education:	Keiser University

This borrower member posted the following loan description, which has not been verified:

I am requesting this loan as a final opportunity for my fianc? and I to complete our wedding planning as stress-free as possible. Receiving this loan would allow us to enjoy this experience and focus on what really matters. I am a reliable and responsible candidate because I have paid and continue to pay all of my expenses in full and on time as shown by my credit report.

A credit bureau reported the following information about this borrower member on April 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,039.00	Public Records On File:	0
Revolving Line Utilization:	28.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 394426

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394426	$12,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394426. Member loan 394426 was requested on April 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Exide Technologies	Debt-to-income ratio:	11.33%
Length of employment:	10 months	Location:	LANCASTER, PA

Home town:	Monroeville
Current & past employers:	Exide Technologies, Carclo Technical Plastics
Education:	Duquesne University

This borrower member posted the following loan description, which has not been verified:

I currently have about $12,000 in credit card debt and have 8 different accounts that I currently owe on. I am currently starting a new family with my soon to be wife and her son and would like to consolidate/refinance my debt to create an easier transition into the joining of our finances.

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	64
Revolving Credit Balance:	$11,660.00	Public Records On File:	0
Revolving Line Utilization:	67.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 394439

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394439	$8,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394439. Member loan 394439 was requested on April 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,458 / month
Current employer:	HD Supply	Debt-to-income ratio:	17.11%
Length of employment:	6 years 9 months	Location:	Tustin, CA

Home town:	Seattle
Current & past employers:	HD Supply
Education:	ITT Technical Institute

This borrower member posted the following loan description, which has not been verified:

I have a 29.99% interest rate on my primary credit card as well as a high-interest retail store credit card. I'd like to pay those credit cards off, manage my debt with a smaller number of payments and finally achieve some financial breathing room. I already have a plan to get out of debt within 5 years, but with a lower interest rate I'll be able to accomplish being debt-free in a sooner amount of time, allowing me to save for a home, family, and a more secure future.

A credit bureau reported the following information about this borrower member on April 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	75
Revolving Credit Balance:	$7,095.00	Public Records On File:	0
Revolving Line Utilization:	54.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 394458

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394458	$15,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394458. Member loan 394458 was requested on April 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	Walgreens	Debt-to-income ratio:	7.31%
Length of employment:	10 years 9 months	Location:	Peoria, AZ

Home town:	Phoenix
Current & past employers:	Walgreens
Education:	Midwestern University-Glendale

This borrower member posted the following loan description, which has not been verified:

My wife and I would like to invest in solar panels for our house. We are purchasing a system that would provide enough power to cover 95% of our energy use. The system cost is $38,483, but our final cost is only $8,613. Our utility company pays 45% of the cost, but we still have to pay $21,293 up front to get the project started. We will do this by combining the loan amount with the money we have saved. The $12,680 difference between the up front and final costs is because we will receive this amount as a refund (tax credit) on our 2009 state and federal income taxes. We will make a large one-time payment on the loan (in addition to the regular monthly payments) in February 2010 for this amount. We are excited to invest in something that not only is good for the planet, but will pay for itself in six years by eliminating what we would've spent on utilities.

A credit bureau reported the following information about this borrower member on April 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,642.00	Public Records On File:	0
Revolving Line Utilization:	30.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 394474

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394474	$15,250	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394474. Member loan 394474 was requested on April 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	Monfore	Debt-to-income ratio:	19.85%
Length of employment:	3 years	Location:	Aliso Viejo, CA

Home town:	Los Angeles/Anaheim
Current & past employers:	Monfore, International Aerotech, First State Mortgage
Education:	Concorde Career Institute

This borrower member posted the following loan description, which has not been verified:

I will use this money to pay off my credit cards and save money on interest rates. I think having one payment a month is the smarter, most cost effective way to go, especially in this economy. I believe I am a good, reliable candidate for this loan because I am very responsible in paying my debts on time and take my good credit very seriously. I hope you will seriously consider my request and check my payment history. Sincerely, Robin Monfore

A credit bureau reported the following information about this borrower member on April 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1988	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	24
Revolving Credit Balance:	$12,457.00	Public Records On File:	0
Revolving Line Utilization:	60.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 394523

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394523	$5,600	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394523. Member loan 394523 was requested on April 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Gilbert Public Schools	Debt-to-income ratio:	13.31%
Length of employment:	4 years	Location:	Queen Creek, AZ

Home town:	Valparaiso
Current & past employers:	Gilbert Public Schools, Chicago Public Schools, Grand Canyon University
Education:	DePaul University, Northwestern University

This borrower member posted the following loan description, which has not been verified:

I am a high school principal and my fiancee is a surgical technician. We both have excellent credit, and simply need the small loan to help us pay cover our wedding costs in the short-term. the money will be used for reception, ceremony, and a modest honeymoon. My fiancee is currently doing an internship to a higher-paying job, so we don't have the second income until Fall 2009 when we can easily repay this loan within two to three years. I am also an online college professor, so I have a steady, reliable income. We are seeking $5600 to assist us in this endeavor.

A credit bureau reported the following information about this borrower member on April 16, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 394538

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394538	$5,850	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394538. Member loan 394538 was requested on April 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	LUCKY ONE ENTERPRISES	Debt-to-income ratio:	10.57%
Length of employment:	2 years 3 months	Location:	WOODLAND HILLS, CA

Home town:
Current & past employers:	LUCKY ONE ENTERPRISES
Education:

This borrower member posted the following loan description, which has not been verified:

Hello my name is Janna Kroo I have very big % on my current car loan. I would love to borrow money with lower % from great people rather than from the bank and pay off the car. I have stable job and I will more than happy to pay to good people.I really want to pay off my car but the bank I'm with now takes more the half of the monthly payment for interest. I would really appreciate your help on this.

A credit bureau reported the following information about this borrower member on April 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$788.00	Public Records On File:	0
Revolving Line Utilization:	0.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 394620

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394620	$20,800	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394620. Member loan 394620 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	department of public safety	Debt-to-income ratio:	16.94%
Length of employment:	12 years 3 months	Location:	ROYSE CITY, TX

Home town:	Albany
Current & past employers:	department of public safety, united states army
Education:	Savannah State University

This borrower member posted the following loan description, which has not been verified:

Pay off credit card which has an interest rate of 14.9%, and lower debt with a better interest rate.

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1991	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,337.00	Public Records On File:	0
Revolving Line Utilization:	46.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 394696

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394696	$12,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394696. Member loan 394696 was requested on April 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	U.S. Coast Guard	Debt-to-income ratio:	17.32%
Length of employment:	11 years 3 months	Location:	Clearwater, FL

Home town:	Pittsburgh
Current & past employers:	U.S. Coast Guard
Education:	Thomas Edison State College

This borrower member posted the following loan description, which has not been verified:

My wife and I need to consolidate a few credit cards to a lower interest rate. We have good credit, and always pay bills on time. We are just looking for a break on the interest we are paying. We are responsible people and could use your help, thank you.

A credit bureau reported the following information about this borrower member on April 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,817.00	Public Records On File:	0
Revolving Line Utilization:	61.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 394765

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394765	$12,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394765. Member loan 394765 was requested on April 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	st louis orthodontic group	Debt-to-income ratio:	12.82%
Length of employment:	2 years 9 months	Location:	HIGH RIDGE, MO

Home town:	High Ridge
Current & past employers:	st louis orthodontic group
Education:	st louis community college

This borrower member posted the following loan description, which has not been verified:

paying off high intrest credit cards.

A credit bureau reported the following information about this borrower member on April 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,801.00	Public Records On File:	0
Revolving Line Utilization:	59.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 394768

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394768	$9,800	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394768. Member loan 394768 was requested on April 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,917 / month
Current employer:	The Bailey Company	Debt-to-income ratio:	10.48%
Length of employment:	2 years	Location:	Littleton, CO

Home town:	Oklahoma City
Current & past employers:	The Bailey Company
Education:	University of Oklahoma Norman Campus

This borrower member posted the following loan description, which has not been verified:

Loan to consolidate/pay off credit card debt. Excellent DTI and payment history. 767 mid credit score. Stable employment. Currently have 65% of credit available, paying off the credit cards and turning them into an installment loan will raise my credit score above 780 and of course force me to pay the balance off in a maximum of 3 years.

A credit bureau reported the following information about this borrower member on April 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1991	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,630.00	Public Records On File:	1
Revolving Line Utilization:	36.60%	Months Since Last Record:	88
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 394780

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394780	$2,800	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394780. Member loan 394780 was requested on April 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Bay Side Oral Surgery	Debt-to-income ratio:	6.39%
Length of employment:	1 year	Location:	Novato, CA

Home town:	Modesto
Current & past employers:	Bay Side Oral Surgery
Education:	Sonoma State University

This borrower member posted the following loan description, which has not been verified:

Need 3,000 to put a down payment for a car.

A credit bureau reported the following information about this borrower member on April 16, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,084.00	Public Records On File:	0
Revolving Line Utilization:	1.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 394797

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394797	$7,200	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394797. Member loan 394797 was requested on April 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,583 / month
Current employer:	Arcadis	Debt-to-income ratio:	13.62%
Length of employment:	1 year 2 months	Location:	PITTSBURGH, PA

Home town:	Carbondale
Current & past employers:	Arcadis, Roice Construction & Maintenence
Education:	Clarion University of Pennsylvania, CCAC

This borrower member posted the following loan description, which has not been verified:

Need some money for a personal purchase. I have good credit and always pay my debts.

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	74
Revolving Credit Balance:	$1,621.00	Public Records On File:	0
Revolving Line Utilization:	40.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 394817

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394817	$24,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394817. Member loan 394817 was requested on April 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,509 / month
Current employer:	Elevate Group holdings	Debt-to-income ratio:	0.43%
Length of employment:	10 years	Location:	arlington, TX

Home town:
Current & past employers:	Elevate Group holdings
Education:	The University of Texas at Arlington

This borrower member posted the following loan description, which has not been verified:

Seeking to bundle all my debts into one loan and stay debt free by eliminating the use of CC and pay off other outstanding variable rate debts. Credit cards and other lenders are raising rates irregardless of payent history b/c they need to make up for their losses last year.

A credit bureau reported the following information about this borrower member on April 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1983	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	31
Revolving Credit Balance:	$436.00	Public Records On File:	0
Revolving Line Utilization:	5.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 394835

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394835	$24,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394835. Member loan 394835 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,813 / month
Current employer:	Kaiser	Debt-to-income ratio:	10.46%
Length of employment:	1 year 5 months	Location:	ANTIOCH, CA

Home town:	Los Angeles
Current & past employers:	Kaiser, Anointed Hair Creations
Education:	Kaplan University

This borrower member posted the following loan description, which has not been verified:

I would like to buy from a independant dealer

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	39
Revolving Credit Balance:	$2,347.00	Public Records On File:	0
Revolving Line Utilization:	25.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 394840

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394840	$6,400	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394840. Member loan 394840 was requested on April 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Self Employed	Debt-to-income ratio:	1.62%
Length of employment:	15 years	Location:	Sunnyside, NY

Home town:	Panama City
Current & past employers:	Self Employed, PS450 Bar/ Restaurant, Vig Bar, Employees Only Bar/ Restaurant, Opal Bar/ Restaurant, The Volstead
Education:	Florida International University, Johnson & Wales University-Florida Campus

This borrower member posted the following loan description, which has not been verified:

I've been offered an opportunity to invest in a bar/restaurant in the trendy Tribeca area of New York City. The initial investment calls for $40,000. I have 20,000 from my savings but require an additional 20,000 for a larger percentage of the business( 8.639%). The current investment package being offered to me allocates 50% of the initial investment provided by said investor is paid back within 12 months and then said investor's percentage quarterly there after. The partners involved have opened several other successful bar/ restaurants and I'm confident in their abilities to perform as I have worked for them for the past ten years.

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1984	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,391.00	Public Records On File:	0
Revolving Line Utilization:	6.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 394882

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394882	$3,500	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394882. Member loan 394882 was requested on April 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,667 / month
Current employer:	VA Medical Center	Debt-to-income ratio:	17.82%
Length of employment:	18 years	Location:	WACO, TX

Home town:	Waco
Current & past employers:	VA Medical Center
Education:	University of Mary Hardin-Baylor

This borrower member posted the following loan description, which has not been verified:

My wife and I are working on trying to adopt 2 children. We have 1 boy age 6 and have tried having another but been through 2 miscarriages. We've begun going through the process of looking to adopt a brother and sister sibling group. I was looking into a way that my wife could work from home and started looking into jewelry beads and finished sets. She enjoys making jewelry from time to time as a hobby so she and I talked about it and decided that this would be a good fit for her. I ordered $800 of finished jewelry out of India and searched for the best deal I could find for loose beads and found a manufacturer in China to do business with. I went through the website and found a little over $2000 of supplies. I have a revolving personal line of credit with Bank of America for $35000, well I did, and when I called to have $3500 from that added to my account, they lowered my credit line even though I've never been late on a payment, never missed a payment, excellent credit, but I have too much credit. I pay more than the minimum on this account each month. I would just like to get these supplies so I can get this business going.

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1990	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$53,059.00	Public Records On File:	0
Revolving Line Utilization:	89.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 394884

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394884	$10,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394884. Member loan 394884 was requested on April 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$10,417 / month
Current employer:	Staples	Debt-to-income ratio:	9.34%
Length of employment:	10 years 2 months	Location:	north smithfield, RI

Home town:	Providence
Current & past employers:	Staples
Education:	Bryant University

This borrower member posted the following loan description, which has not been verified:

Want to pay off the selected credit cards, but not close the kohls card. The remaining funds will be sent to me for home repairs

A credit bureau reported the following information about this borrower member on April 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	35	Months Since Last Delinquency:	4
Revolving Credit Balance:	$12,403.00	Public Records On File:	0
Revolving Line Utilization:	39.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 394898

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394898	$5,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394898. Member loan 394898 was requested on April 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	SourceEcreative	Debt-to-income ratio:	15.00%
Length of employment:	3 years	Location:	Lake Worth, FL

Home town:	Berwyn
Current & past employers:	SourceEcreative
Education:	Palm Beach Community College, Florida Atlantic University

This borrower member posted the following loan description, which has not been verified:

Requested in order to cover balance of wedding finances.

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$695.00	Public Records On File:	0
Revolving Line Utilization:	8.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 394930

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394930	$8,200	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394930. Member loan 394930 was requested on April 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	Dupont	Debt-to-income ratio:	8.72%
Length of employment:	4 years 3 months	Location:	Logan, UT

Home town:
Current & past employers:	Dupont, Mystic Comics
Education:	Utah State University

This borrower member posted the following loan description, which has not been verified:

During my years in management at a local comic book and collectibles retailer, I had the opportunity to become familiar with the inner workings and day to day operations of that business, as well as the profit potential of the industry. Current interest in comic book related movies and merchandise is extremely high and increased global demand is made accessible through Internet sales. Comic books and related merchandise have shifted to a more mainstream market segment, illustrated by the success of recent Hollywood productions. The industry now captures a larger portion of retailer spending and has cross-generational appeal. Amongst comic book retailers, undercapitalization is the biggest problem. Storeowners tend to neglect business opportunities to serve personal hobbyist interest. In doing so, they don't capitalize on high profit margins and neglect opportunity for growth. I have used my own personal funds for leasehold improvements, marketing, and other startup costs. This requested loan would be used toward the acquisition of startup inventory that is offered at a steep one-time discount for initial high volume orders.

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	63
Revolving Credit Balance:	$6,383.00	Public Records On File:	0
Revolving Line Utilization:	48.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 394941

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394941	$12,800	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394941. Member loan 394941 was requested on April 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Rixiform Inc	Debt-to-income ratio:	11.41%
Length of employment:	2 years 7 months	Location:	Albany, CA

Home town:
Current & past employers:	Rixiform Inc, Digidesign
Education:	Hampshire College

This borrower member posted the following loan description, which has not been verified:

Reorganizing debt for lower interest.

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,887.00	Public Records On File:	0
Revolving Line Utilization:	50.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 395020

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395020	$2,600	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395020. Member loan 395020 was requested on April 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,850 / month
Current employer:	Forida Flex Ink International Dist.	Debt-to-income ratio:	0.44%
Length of employment:	18 years	Location:	Miami Beach, FL

Home town:	Columbia
Current & past employers:	Forida Flex Ink International Dist.
Education:

This borrower member posted the following loan description, which has not been verified:

I need the money to buy an inkcartridge refill machine, I will be refilling cartriges for a vast clientele who can't get the service done in my area, currently my company(where i work) is covering a very specific segment of the market, only corporate. I have the authorization to expand with an additional equipment to cover retail and small businesses. sales are good nad revenue isexpected to increase due to the current situatiin where clients go for an alternative to new. I am

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$236.00	Public Records On File:	0
Revolving Line Utilization:	1.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 395025

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395025	$12,000	17.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395025. Member loan 395025 was requested on April 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,500 / month
Current employer:	Clear Channel Communications	Debt-to-income ratio:	22.80%
Length of employment:	6 months	Location:	Rancho Cucamonga, CA

Home town:
Current & past employers:	Clear Channel Communications
Education:

This borrower member posted the following loan description, which has not been verified:

I am in need of a loan to consolidate a mound of debt from high interest rate credit cards. I want to pay all of them off ASAP so I can move on with my life. I am not a late payer, I always make my payments on time. I am currently going back to school for my teaching credential and will be done in one year. I receive a healthy income from spousal and child support, which is how I pay all my living expenses. I also hold a part time job and have 2 young children. Monthly Income- $5500 Housing Expenses- $2500 Car loan, student loans- $500 Misc (insurance, medical, basic living) - $1000 Credit Card payments - about $900 (to be consolidated)

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,512.00	Public Records On File:	0
Revolving Line Utilization:	93.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 395032

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395032	$20,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395032. Member loan 395032 was requested on April 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,858 / month
Current employer:	total life international llc	Debt-to-income ratio:	4.36%
Length of employment:	2 years	Location:	Miami, FL

Home town:
Current & past employers:	total life international llc
Education:

This borrower member posted the following loan description, which has not been verified:

this money is buy a small shop that sells tequenos in Miami. "Tequeno" is cheese pastries, they sell this in a Latin America area where breakfast is very affordable, the business sells aproximately 3000 pieces a week at $1.00 each profit is 40% the business has various distributors in the area for wholesale too, the current owner and seller must leave the country for legality purposes(his asilum was denied) i have thechance to buy this busines for $45,000, I have $30,000 of my own.

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,408.00	Public Records On File:	0
Revolving Line Utilization:	2.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 395046

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395046	$20,000	17.90%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395046. Member loan 395046 was requested on April 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,800 / month
Current employer:	ACCOUNTING INTERNATIONAL CORP.	Debt-to-income ratio:	15.94%
Length of employment:	3 years	Location:	MIAMI, FL

Home town:	Miami
Current & past employers:	ACCOUNTING INTERNATIONAL CORP.
Education:

This borrower member posted the following loan description, which has not been verified:

the downpayment for my new office. Buying an office to base my new accounting office. $50,000 is the initial investment to complete the downpayment I need $20,000.

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,051.00	Public Records On File:	0
Revolving Line Utilization:	40.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 395069

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395069	$10,800	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395069. Member loan 395069 was requested on April 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,250 / month
Current employer:	self employed	Debt-to-income ratio:	3.98%
Length of employment:	20 years	Location:	WARRENSBURG, MO

Home town:	St. Louis
Current & past employers:	self employed, Self Employed Financial Analyst
Education:	St. Louis College of Pharmacy

This borrower member posted the following loan description, which has not been verified:

I would use the money to expand my business. Update office equiptment, and advertising for new customers.

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,427.00	Public Records On File:	0
Revolving Line Utilization:	25.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 395081

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395081	$10,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395081. Member loan 395081 was requested on April 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	SULLIVAN ARC	Debt-to-income ratio:	21.36%
Length of employment:	6 months	Location:	MOUNTAIN DALE, NY

Home town:	Brooklyn
Current & past employers:	SULLIVAN ARC
Education:	Hofstra University

This borrower member posted the following loan description, which has not been verified:

I would like a debt consolidation loan.

A credit bureau reported the following information about this borrower member on April 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	78
Revolving Credit Balance:	$10,638.00	Public Records On File:	0
Revolving Line Utilization:	61.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 395097

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395097	$2,500	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395097. Member loan 395097 was requested on April 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,150 / month
Current employer:	D and L Taxi	Debt-to-income ratio:	14.93%
Length of employment:	10 years 11 months	Location:	Cape Canaveral, FL

Home town:	Peru,
Current & past employers:	D and L Taxi, Ti
Education:	Brevard Community College

This borrower member posted the following loan description, which has not been verified:

Need to get dentures

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,838.00	Public Records On File:	0
Revolving Line Utilization:	73.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 395115

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395115	$10,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395115. Member loan 395115 was requested on April 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,833 / month
Current employer:	Eastern Kentucky University	Debt-to-income ratio:	15.02%
Length of employment:	8 years 9 months	Location:	lexington, KY

Home town:	brooklyn
Current & past employers:	Eastern Kentucky University, Jacksonville State University
Education:	Mississippi State University

This borrower member posted the following loan description, which has not been verified:

bathroom remodling and tile in kitchen

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1976	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$56,153.00	Public Records On File:	0
Revolving Line Utilization:	44.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 395125

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395125	$8,500	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395125. Member loan 395125 was requested on April 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	Wells Fargo	Debt-to-income ratio:	3.90%
Length of employment:	8 months	Location:	St Louis Park, MN

Home town:	Denver
Current & past employers:	Wells Fargo, Bank of America Corp.
Education:	Austin Community College

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate all my credit cards. I am looking to just have one monthly payment at a fixed rate and a specific term. I will be making more then the minimum payment.

A credit bureau reported the following information about this borrower member on April 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,172.00	Public Records On File:	0
Revolving Line Utilization:	44.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 395141

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395141	$10,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395141. Member loan 395141 was requested on April 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	Enterprise Rent-a-Car	Debt-to-income ratio:	24.41%
Length of employment:	4 months	Location:	North Syracuse, NY

Home town:	Endwell
Current & past employers:	Enterprise Rent-a-Car, SportsLink
Education:	SUNY College at Cortland

This borrower member posted the following loan description, which has not been verified:

I am a young professional a few years out of college and just got ahead of myself trying to find my dream job and ran up a decent amount of credit card debt. I missed on payment and my APR went up to 24.24% I am paying around 350 a month on the cards and and racking up about 200 a month in finance charges. I am just trying to consolidate my credit card debt into one payment at a better rate.

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,422.00	Public Records On File:	0
Revolving Line Utilization:	66.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 395179

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395179	$6,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395179. Member loan 395179 was requested on April 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Union Electrician	Debt-to-income ratio:	23.91%
Length of employment:	4 years 6 months	Location:	Las Vegas, NV

Home town:	Las Vegas
Current & past employers:	Union Electrician, Fisk Electric
Education:	University of Massachusetts at Amherst (B.S), College of Southern Nevada (Electrical)

This borrower member posted the following loan description, which has not been verified:

Have never been late on a payment on any of my credit history. Credit is tight with banks, so i wanted to give this a shot. Have a few credit cards left to pay off and wanted to use this loan to pay off the cards and eliminate my credit card use. 6,000 is no small potatoes, but its nothing life changing just something to consolidate debt with for a lower interest rate and one monthly payment. To all investors, whatever the terms may be i will 95% pay the loan to the last installment date. I understand this is a business and money is made off of interest. Credit score ranges from the 3 major bureaus to 680 - 720. All investors should feel comfortable lending to me considering my credit history, score and purpose for this loan. Thank you for your time

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,713.00	Public Records On File:	0
Revolving Line Utilization:	43.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 395185

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395185	$3,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395185. Member loan 395185 was requested on April 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Self Employed	Debt-to-income ratio:	0.95%
Length of employment:	4 years 6 months	Location:	Austin, TX

Home town:	Austin
Current & past employers:	Self Employed
Education:

This borrower member posted the following loan description, which has not been verified:

My name is Brian Ferguson, and I am the Co-Founder of a group in Austin, Texas called The Austin Photography Group. The group was started three years ago on meetup.com, and has now grown to over 900 members, its membership steadily increasing even with people joining and leaving every day. We have regular meetings at a local bookstore, where the average attendance is about 50 people at each official monthly meeting. We also hold photo outings and workshops in the interim between meetings, with an average of about 20 to 30 participants. We're currently expanding our operations to include a fully functional social networking website, where members can log on, have their own page and portfolio space, talk on the forums, post events to the calendar, and patronize local businesses whom we've partnered with in exchange for a group discount on their services. We'll of course be selling adspace as well as using more innovative techniques for taking in revenue, such as hosting links to amazon.com for photography-related books and other such photography-related products and services. We've already begun construction of the site, and we've already invested a fair amount into the group (around $2,000), which has yielded a great amount of success. However, to go further we'll need a relatively small loan of $3,000 to ensure the website's completion and full working order. The loan will also allow us to furnish the group with technological necessities (a dedicated computer and eventually a digital projector) which allow for the group to be regularly maintained and developed. The group's presence and success can be observed publicly at its current online location: photo.meetup.com/438, where anyone can see the number of members, previous meetings and their attendance, and the nearly unanimous praise for the group and its activities. Having three years under our belt has taught us a great deal about how to interact with the community and how to provide a true service without charging for basic membership or normal activities. Our aim is to keep this model at all costs and to only charge for services and opportunities provided which are "above and beyond" the normal routines of the group and the corresponding benefit to its members. In this case, such "above and beyond" circumstances include participation in group showings at local galleries (which generally charge a utilization fee for us to use in the first place) as well as premium member account benefits on the website that's currently under construction (such as unlimited uploading of photos, fewer ads, etc.). My own credit rating is reputable enough, as you can see, and I've never made a late payment. As an investor in this business, you can expect the same reliability in the returns you'll be provided with, given your interest and participation in this loan. Thank you greatly for your time, and I look forward to working with you indirectly as a partner in this project.

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1991	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	34
Revolving Credit Balance:	$1,870.00	Public Records On File:	0
Revolving Line Utilization:	5.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 395187

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395187	$8,800	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395187. Member loan 395187 was requested on April 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,333 / month
Current employer:	wsm/nz	Debt-to-income ratio:	10.34%
Length of employment:	4 years	Location:	houston, TX

Home town:	lahore
Current & past employers:	wsm/nz
Education:	lums

This borrower member posted the following loan description, which has not been verified:

planning to redo the kitchen and the wood floor in the house i have some money saved up and the rest i need to start working on my house

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2004	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	21
Revolving Credit Balance:	$6,405.00	Public Records On File:	0
Revolving Line Utilization:	33.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 395220

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395220	$6,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395220. Member loan 395220 was requested on April 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	RGA Wealth Management	Debt-to-income ratio:	5.61%
Length of employment:	13 years 10 months	Location:	RED BANK, NJ

Home town:	queens
Current & past employers:	RGA Wealth Management, dpr equity partners
Education:	st johns university new york

This borrower member posted the following loan description, which has not been verified:

I am purchasing a car. It is a 2003 Ford E150 2003.

A credit bureau reported the following information about this borrower member on April 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	73
Revolving Credit Balance:	$7,926.00	Public Records On File:	0
Revolving Line Utilization:	49.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 395230

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395230	$5,400	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395230. Member loan 395230 was requested on April 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	U.S. Air Force	Debt-to-income ratio:	23.07%
Length of employment:	5 years 10 months	Location:	Fayetteville, AR

Home town:	Honolulu
Current & past employers:	U.S. Air Force
Education:	Community College of the Air Force (CCAF)

This borrower member posted the following loan description, which has not been verified:

This money will be used to pay off credit card debt accumulated during purchases made as a first time home buyer. I am a responsible candidate for this loan because I have never missed a payment & I have recieved good discipline skills through six years in the armed forces. Military punctuality has been tought & practiced on a daily basis & has helped keep me a responsible person when it comes to finanacial stability.

A credit bureau reported the following information about this borrower member on April 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,828.00	Public Records On File:	0
Revolving Line Utilization:	23.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 395241

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395241	$22,750	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395241. Member loan 395241 was requested on April 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,044 / month
Current employer:	University of Florida - Housing Dept.	Debt-to-income ratio:	13.04%
Length of employment:	44 years 11 months	Location:	Trenton, FL

Home town:	Trenton
Current & past employers:	University of Florida - Housing Dept., None
Education:	None

This borrower member posted the following loan description, which has not been verified:

I wish to get a personal loan to remodel kitchen & bathroom. Home was built in 1977 and needs serious upgrading. One credit card I have, Capital One, I co-signed for my wife, she was in real estate and had used the card for expenses. She ran the card up and has been paying on the card, but then as her income has been decreasing had to use the card to pay for expenses. She has now quit using card, has a new full-time job with a steady income, so I want to use some of the funds to pay down the balance so she can handle the payments.

A credit bureau reported the following information about this borrower member on April 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1987	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,799.00	Public Records On File:	0
Revolving Line Utilization:	61.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 395272

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395272	$9,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395272. Member loan 395272 was requested on April 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Computer Sciences Corporation	Debt-to-income ratio:	12.85%
Length of employment:	2 years 2 months	Location:	Syracuse, NY

Home town:	Syracuse
Current & past employers:	Computer Sciences Corporation
Education:	University of Wisconsin-Madison

This borrower member posted the following loan description, which has not been verified:

I am looking for a simple loan for the purpose of paying off some high interest rate credit cards. I would very much like to pay them off and pay my lender back at a fair rate in a very reasonable time frame. I am college educated with an impressive employment history, and I'm currently employed by a Fortune 500 company. My current base salary exceeds $6,000/month or $72,000 annually. Because of my steady income it will be easy for me to make a consolidated loan payment every month, or even bi-weekly if necessary. I am happy to answer any questions and provide any necessary financial documentation to interested lenders.

A credit bureau reported the following information about this borrower member on April 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	13	Months Since Last Delinquency:	13
Revolving Credit Balance:	$8,081.00	Public Records On File:	0
Revolving Line Utilization:	58.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 395273

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395273	$20,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395273. Member loan 395273 was requested on April 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	D fish Express	Debt-to-income ratio:	10.80%
Length of employment:	4 years	Location:	Miami, FL

Home town:	Miami
Current & past employers:	D fish Express
Education:

This borrower member posted the following loan description, which has not been verified:

I ma buying from my cousin two mobilre car wash vans with all the equipment that I can rent for $ 80,00 daily.

A credit bureau reported the following information about this borrower member on April 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,453.00	Public Records On File:	0
Revolving Line Utilization:	42.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 395277

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395277	$8,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395277. Member loan 395277 was requested on April 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	City University of New York	Debt-to-income ratio:	1.94%
Length of employment:	6 years 9 months	Location:	NEW YORK, NY

Home town:	East Hanover
Current & past employers:	City University of New York
Education:	Florida Community College at Jacksonville, University of North Florida, The City College of New York

This borrower member posted the following loan description, which has not been verified:

Looking to consolidate debt. Credit score 777.

A credit bureau reported the following information about this borrower member on April 18, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,845.00	Public Records On File:	0
Revolving Line Utilization:	25.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 395295

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395295	$15,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395295. Member loan 395295 was requested on April 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,717 / month
Current employer:	Walgreens	Debt-to-income ratio:	3.48%
Length of employment:	2 years	Location:	ORLANDO, FL

Home town:
Current & past employers:	Walgreens
Education:

This borrower member posted the following loan description, which has not been verified:

Debt Consolidation

A credit bureau reported the following information about this borrower member on April 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,774.00	Public Records On File:	0
Revolving Line Utilization:	44.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 395348

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395348	$18,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395348. Member loan 395348 was requested on April 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Nationwide	Debt-to-income ratio:	15.88%
Length of employment:	2 years 8 months	Location:	huntington beach, CA

Home town:	Los Angeles
Current & past employers:	Nationwide, Morgan Stanley, smith barney
Education:	California State University-Long Beach (CSULB)

This borrower member posted the following loan description, which has not been verified:

Need loan to consolidate debt.

A credit bureau reported the following information about this borrower member on April 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,438.00	Public Records On File:	1
Revolving Line Utilization:	90.60%	Months Since Last Record:	111
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 395353

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395353	$5,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395353. Member loan 395353 was requested on April 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Chase Home Finance	Debt-to-income ratio:	7.53%
Length of employment:	5 years 6 months	Location:	Lewisville, TX

Home town:	Green Bay
Current & past employers:	Chase Home Finance, TMP Worldwide
Education:	University of Wisconsin-Whitewater

This borrower member posted the following loan description, which has not been verified:

I'm trying to consolidate 2 credit card balances totaling $5,000. The only reason for the consolidation would be to lower to increased APR on the high balanced credit card due to the bank's poor stock performance over the prior year. The APR on the credit card originally was 9.99% and increased to 19.99% within the past 14 months.

A credit bureau reported the following information about this borrower member on April 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,576.00	Public Records On File:	0
Revolving Line Utilization:	25.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 395446

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395446	$3,250	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395446. Member loan 395446 was requested on April 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$667 / month
Current employer:	RR Donelly	Debt-to-income ratio:	6.30%
Length of employment:	1 year 3 months	Location:	Neenah, WI

Home town:	Appleton
Current & past employers:	RR Donelly
Education:	University of Wisconsin Fox Valley

This borrower member posted the following loan description, which has not been verified:

I'm a college student currently in my sophmore year for pharmacy. Right now however I'm trying to start a small business with my mother on my downtime. She's owned her own small collectible business for 10+ years selling at fairs, local markets, and business events. She usually nets $300-$1000+ per day. I would like to join her in her business by helping her open a small kiosk in the local mall. By boosting capital and helping her open this kiosk I would also be assuming management responsibility as well as help inventory and sales.

A credit bureau reported the following information about this borrower member on April 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2007	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 395487

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395487	$4,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395487. Member loan 395487 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Towerstream	Debt-to-income ratio:	3.92%
Length of employment:	1 year	Location:	BROOKLYN, NY

Home town:	bedford road
Current & past employers:	Towerstream
Education:

This borrower member posted the following loan description, which has not been verified:

I'm am applying for a loan to purchase a used motorcycle. I dont have bad credit but sence i was enlisted in the military i didnt aquire enough credit. I need a loan for 36 to 48 months with flexibility to pay more or minimum from month to month with no penalties. My wife has excellent credit and would like to co-borrow to recieve a better rate and help me grow my own credit.

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	71
Revolving Credit Balance:	$3,171.00	Public Records On File:	0
Revolving Line Utilization:	43.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 395493

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395493	$7,000	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395493. Member loan 395493 was requested on April 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$3,333 / month
Current employer:	ATI south texas vo tech	Debt-to-income ratio:	11.22%
Length of employment:	8 months	Location:	donna, TX

Home town:	Harlingon
Current & past employers:	ATI south texas vo tech, The Learn N Play Group Daycare Home
Education:	University of Texas Pan American

This borrower member posted the following loan description, which has not been verified:

What would i do with the loan? I would help me move into my first apartment while still working full time as a business instructor at South Texas Vo-tech. I am going to graduate with a bachelors degree in psychology this summer 2009 and going to be going into the masters program in the fall of 2009, again still employed full time. I would also pay off little debts that i have acquired and use the rest of the money, or whatever may be left, to help purchase furniture and food. What makes me reliable? First of all i have never been late in any of my payments and I am cautious in how i spend my money. I have started a savings account and have been saving 10 percent of my paycheck as petty cash. All of my payments have been on time and I always give more than the minium. Side note: i believe i am a good candidate for this particular loan, and would like to thank you for the oppurtunity that you have given me, I greatly appreciate it. Thank You Ruben J. Nieto

A credit bureau reported the following information about this borrower member on April 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2006	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,246.00	Public Records On File:	0
Revolving Line Utilization:	29.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 395514

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395514	$5,500	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395514. Member loan 395514 was requested on April 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,667 / month
Current employer:	stremel mfg. llc	Debt-to-income ratio:	11.42%
Length of employment:	1 year 10 months	Location:	richfield, MN

Home town:	Sioux Falls
Current & past employers:	stremel mfg. llc, tolerance masters
Education:	sd school of mines and technology

This borrower member posted the following loan description, which has not been verified:

remodeling home

A credit bureau reported the following information about this borrower member on April 19, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	6	Months Since Last Delinquency:	6
Revolving Credit Balance:	$10,311.00	Public Records On File:	1
Revolving Line Utilization:	88.90%	Months Since Last Record:	99
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 395539

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395539	$5,800	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395539. Member loan 395539 was requested on April 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	matrix design	Debt-to-income ratio:	4.62%
Length of employment:	5 years 6 months	Location:	reston, VA

Home town:	bethesda
Current & past employers:	matrix design
Education:	uncc

This borrower member posted the following loan description, which has not been verified:

The money will go to consolidate my credit cards and pay small citi loan into one bill each month. I pay 6 bills each month always one time.Just want to make life easier.

A credit bureau reported the following information about this borrower member on April 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	59
Revolving Credit Balance:	$6,419.00	Public Records On File:	0
Revolving Line Utilization:	45.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 395540

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395540	$20,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395540. Member loan 395540 was requested on April 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,667 / month
Current employer:	New York State Police	Debt-to-income ratio:	9.22%
Length of employment:	11 years	Location:	CANANDAIGUA, NY

Home town:	Rochester
Current & past employers:	New York State Police
Education:	Ithaca College

This borrower member posted the following loan description, which has not been verified:

I recently purchased a home in North Carolina and I am looking to do some updates. My credit rating is over 800 and I am looking to utilize The Lending Club instead of credit cards and if it works out I will become an investor.

A credit bureau reported the following information about this borrower member on April 19, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1988	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 395560

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395560	$18,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395560. Member loan 395560 was requested on April 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,512 / month
Current employer:	Newport School District	Debt-to-income ratio:	12.74%
Length of employment:	3 years	Location:	McCrory, AR

Home town:	McCrory
Current & past employers:	Newport School District, Newport Martial Arts
Education:	Arkansas State University-Newport

This borrower member posted the following loan description, which has not been verified:

I plan to use this loan to consolidate 3 of my credit cards. After these three cards are paid with this loan, I plan to close these accounts. The main reason I am applying for this loan is to simplify my monthly bills. I really want just one payment a month and the fact that I have a fixed amount of time to pay off my debt. (Three to five years) I believe that I am a good and reliable canidate for this loan because 1. I have never missed a payment on any debt that I have had and I have paid close attention to my credit and FICO score. Second, I have a very secure job in the public school system with a extremely stable income stream.

A credit bureau reported the following information about this borrower member on April 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,099.00	Public Records On File:	0
Revolving Line Utilization:	84.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 395566

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395566	$2,500	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395566. Member loan 395566 was requested on April 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,250 / month
Current employer:	Strohecker Inc.	Debt-to-income ratio:	14.74%
Length of employment:	25 years 3 months	Location:	WELLSVILLE, OH

Home town:	Beaver Falls
Current & past employers:	Strohecker Inc.
Education:	Kent State University-East Liverpool Campus

This borrower member posted the following loan description, which has not been verified:

This is to help with my daughters upcoming wedding.

A credit bureau reported the following information about this borrower member on April 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1989	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,222.00	Public Records On File:	0
Revolving Line Utilization:	42.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 395607

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395607	$8,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395607. Member loan 395607 was requested on April 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	US Army	Debt-to-income ratio:	13.47%
Length of employment:	4 years 9 months	Location:	killeen, TX

Home town:	bellville
Current & past employers:	US Army
Education:	Rutgers University at Newark

This borrower member posted the following loan description, which has not been verified:

I have a 3500 credit card which i just want to pay off and my wifes school bills which are past do i havent been late on anything since like 2007 and that was only two bills and i also need a little extra cash for repairs to my wife's car its falling apart.

A credit bureau reported the following information about this borrower member on April 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	23	Months Since Last Delinquency:	16
Revolving Credit Balance:	$3,716.00	Public Records On File:	0
Revolving Line Utilization:	67.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 395615

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395615	$7,500	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395615. Member loan 395615 was requested on April 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,667 / month
Current employer:	Long John Silvers	Debt-to-income ratio:	15.54%
Length of employment:	4 years 1 month	Location:	neosho, MO

Home town:	enid
Current & past employers:	Long John Silvers, long john silvers
Education:	Crowder College

This borrower member posted the following loan description, which has not been verified:

I would really appreciate getting a loan for this amount . I have always been good at paying my bills on time. If I ever have a late bill it would be only one or two days late. I have just bought my first home and did a good amount of fixing it up which lead to my debts. Now that I have my house fixed up and in GREAT condition I have my focus on paying off my debts and preparing to marry the love of my life. Thanks for your time.

A credit bureau reported the following information about this borrower member on April 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,642.00	Public Records On File:	0
Revolving Line Utilization:	30.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 395627

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395627	$10,800	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395627. Member loan 395627 was requested on April 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,917 / month
Current employer:	WGA Insurance	Debt-to-income ratio:	9.41%
Length of employment:	3 years	Location:	woburn, MA

Home town:
Current & past employers:	WGA Insurance
Education:

This borrower member posted the following loan description, which has not been verified:

I am switching jobs and would like to pay back the 401k loan I have with my prior employer. My new employer's plan also has a loan provision so I will pay back about half within 6 months once I transfer my whole balence. Current balence is 45k not including the 18k loan.

A credit bureau reported the following information about this borrower member on April 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1981	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	47
Revolving Credit Balance:	$4,229.00	Public Records On File:	0
Revolving Line Utilization:	7.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 395633

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395633	$10,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395633. Member loan 395633 was requested on April 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	Best Buy Co. Inc.	Debt-to-income ratio:	13.59%
Length of employment:	4 years	Location:	Nashua, NH

Home town:	Spokane
Current & past employers:	Best Buy Co. Inc., Moody Bible Institute, Moody Aviation
Education:	Moody Aviation, Moody Bible Institute, Raritan Valley Community College

This borrower member posted the following loan description, which has not been verified:

Jumpshot Photography will fill the niche market of youth and family photography with an emphasis on youth sports. A startup loan is needed to purchase equipment and advertising.

A credit bureau reported the following information about this borrower member on April 19, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,556.00	Public Records On File:	0
Revolving Line Utilization:	73.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 395645

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395645	$15,200	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395645. Member loan 395645 was requested on April 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	United States Postal Service	Debt-to-income ratio:	19.32%
Length of employment:	10 years	Location:	Anniston, AL

Home town:	Talladega
Current & past employers:	United States Postal Service, United States Air Force
Education:	Jacksonville State University

This borrower member posted the following loan description, which has not been verified:

I would like to pay off this line of credit with Bank Of America. I am currently paying 474.00 dollars per month. The interest rate is 19%. I have had this loan since 2006, and I am paying a tremendous amount of interest each month. The balance is 15200.00 dollars. I have 47 more months at this payment rate.

A credit bureau reported the following information about this borrower member on April 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,709.00	Public Records On File:	0
Revolving Line Utilization:	53.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 395653

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395653	$15,200	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395653. Member loan 395653 was requested on April 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,167 / month
Current employer:	PUNGO, Inc.	Debt-to-income ratio:	7.25%
Length of employment:	1 year 9 months	Location:	Allen, TX

Home town:	Niles
Current & past employers:	PUNGO, Inc., JCPenney Corporate
Education:	The University of Texas at Dallas, Texas Tech University

This borrower member posted the following loan description, which has not been verified:

I have just completed the sale of an investment property and will be turning the profit around into another property. My previous bank has gone under and I am now using a local private bank (exceptional terms) for the purchase. The profit from my last investment is covering the down payment, fixing up, tenant acquisition and closing costs on the new property so I am in the clear to purchase. However, because this is the first time I will be working with this bank, the committee has required me to place an additional security deposit in an account at their bank for the next 6 months (not liquid until after 6 months). I have the cash on hand to do so in my family's emergency fund; however that would leave us with no real financial cushion for the next 6 months. My wife and I make $85-$100k a year depending on bonuses and have very little personal debt. ($250 car payment, $200 student loans for MBA, $1200 Mortgage PITI, $600 recurring bills, and $700 food living etc) and we pay off our credit cards at the end of the month. In addition to our monthly cash flow, we will have the emergency cash on hand...so making payments will not be a problem at all. I am requesting this loan to cover the security deposit (or replenish the emergency fund depending on timing) and will payback the loan as soon as the deposit is liquid. I am willing to pay a slightly higher rate of return due to the fact that this will be a shorter term deal.

A credit bureau reported the following information about this borrower member on April 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,140.00	Public Records On File:	0
Revolving Line Utilization:	6.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 395663

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395663	$7,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395663. Member loan 395663 was requested on April 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	n/a	Debt-to-income ratio:	21.53%
Length of employment:	2 years	Location:	Brooklyn, NY

Home town:	Berlin
Current & past employers:
Education:	Pace University

This borrower member posted the following loan description, which has not been verified:

Purpose of loan: To make an all cash purchase of a used car at an auto auction. About me: I work in an expanding industry and make about $90k (with bonus) annually. I currently have student loans and a little bit of credit card debt. All payments have been on time and will continue to be.

A credit bureau reported the following information about this borrower member on April 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,299.00	Public Records On File:	0
Revolving Line Utilization:	58.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 395677

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395677	$10,200	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395677. Member loan 395677 was requested on April 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,833 / month
Current employer:	AFS Technologies	Debt-to-income ratio:	0.17%
Length of employment:	2 years	Location:	Carrollton, TX

Home town:
Current & past employers:	AFS Technologies
Education:	UTD

This borrower member posted the following loan description, which has not been verified:

Need personal loan to pay credit card debt.

A credit bureau reported the following information about this borrower member on April 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,943.00	Public Records On File:	0
Revolving Line Utilization:	10.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 395683

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395683	$10,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395683. Member loan 395683 was requested on April 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,600 / month
Current employer:	HEB	Debt-to-income ratio:	7.62%
Length of employment:	4 years	Location:	Houston, TX

Home town:
Current & past employers:	HEB, Harris Teeter, Kroger Co., Randall's
Education:	University of Houston

This borrower member posted the following loan description, which has not been verified:

We are trying to consolidate our debts, so we can afford a new house.

A credit bureau reported the following information about this borrower member on April 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$944.00	Public Records On File:	0
Revolving Line Utilization:	19.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 395717

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395717	$14,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395717. Member loan 395717 was requested on April 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,667 / month
Current employer:	North Charleston Sewer District	Debt-to-income ratio:	17.81%
Length of employment:	2 years 1 month	Location:	Summerville, SC

Home town:
Current & past employers:	North Charleston Sewer District, US Foodservice
Education:

This borrower member posted the following loan description, which has not been verified:

We are looking to consolidate our current credit card debt to recieve better and fixed interest rates. We opened an avian pet shop in March 2007 and are beginning our thrid year in business. The pet industry is one of the few industries that grew in 2008.

A credit bureau reported the following information about this borrower member on April 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,577.00	Public Records On File:	0
Revolving Line Utilization:	16.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 395724

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395724	$6,400	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395724. Member loan 395724 was requested on April 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	SELF EMPLOYED	Debt-to-income ratio:	0.40%
Length of employment:	4 years 3 months	Location:	MANCHESTER, NH

Home town:	LOW MOOR
Current & past employers:	SELF EMPLOYED
Education:	CORNELL UNIVERSITY, Manhattanville College

This borrower member posted the following loan description, which has not been verified:

I financed a move with credit cards, and now realize how high the interest payments are. I hope to get a better interest rate with Lending Club.

A credit bureau reported the following information about this borrower member on April 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,272.00	Public Records On File:	0
Revolving Line Utilization:	5.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 395732

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395732	$15,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395732. Member loan 395732 was requested on April 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,667 / month
Current employer:	Allstate Insurance	Debt-to-income ratio:	5.48%
Length of employment:	5 months	Location:	Fredericksburg, VA

Home town:	Buffalo
Current & past employers:	Allstate Insurance, Jupiter Media Metrix, Appraisal.com, HSBC
Education:	Williams College, Loyola College in Maryland, Hamilton College-Clinton

This borrower member posted the following loan description, which has not been verified:

I recently purchased an insurance agency and need to cash to help me through the start-up mode. I have already invested over $30,000 of my own money. We have been in business for 4 1/2 months. Currently, our monthly cash flow is about $3,500 short. With our existing sales volume we should be able to close that gap in 3-4 months.

A credit bureau reported the following information about this borrower member on April 20, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1968	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,930.00	Public Records On File:	0
Revolving Line Utilization:	7.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 395765

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395765	$10,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395765. Member loan 395765 was requested on April 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Temple Grill	Debt-to-income ratio:	5.98%
Length of employment:	5 years 2 months	Location:	Branford, CT

Home town:
Current & past employers:	Temple Grill
Education:

This borrower member posted the following loan description, which has not been verified:

Looking to update my kitchen and bathroom.

A credit bureau reported the following information about this borrower member on April 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	50
Revolving Credit Balance:	$11,167.00	Public Records On File:	0
Revolving Line Utilization:	57.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 395778

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395778	$16,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395778. Member loan 395778 was requested on April 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,583 / month
Current employer:	McNeil Technologies	Debt-to-income ratio:	16.25%
Length of employment:	9 months	Location:	Bowie, MD

Home town:	Silver Spring
Current & past employers:	McNeil Technologies, Department of Homeland Security (DHS)
Education:	University of Maryland at College Park, University of Maryland University College

This borrower member posted the following loan description, which has not been verified:

I would like to pay off my high interest credit cards and to consolidate them into one payment.

A credit bureau reported the following information about this borrower member on April 20, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	27	Months Since Last Delinquency:	8
Revolving Credit Balance:	$5,636.00	Public Records On File:	0
Revolving Line Utilization:	49.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 395814

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395814	$10,000	19.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395814. Member loan 395814 was requested on April 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,333 / month
Current employer:	n/a	Debt-to-income ratio:	11.58%
Length of employment:	n/a	Location:	Spartanburg, SC

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

I own a business that employs several software programmers and developers. I am in need of a small loan to bridge me through the next 60 days. The loan proceeds will be used to pay my team's salaries. I am current on all salaries (and business expenses) and want to maintain the same level of commitment and consistency with my team as I always have. I have funds that will become available in June, 2009; therefore, this loan request is for the purpose of bridging me through to that time while preserving the well-being, efficiency and effectiveness of a team that I value greatly, am proud to be associated with, and that I look forward to working with on an ongoing basis. Please note that I am new to the US; therefore, my credit score is in the process of being established here. I am from Canada where my credit score is excellent. I am employed in the US, well paid, and always current (with amounts paid in full) on credit card payments.

A credit bureau reported the following information about this borrower member on April 20, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2007	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,823.00	Public Records On File:	0
Revolving Line Utilization:	26.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 395837

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395837	$18,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395837. Member loan 395837 was requested on April 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Banfield, Killeen Tx	Debt-to-income ratio:	0.69%
Length of employment:	1 month	Location:	Auburn, AL

Home town:	Decatur
Current & past employers:	Banfield, Killeen Tx
Education:	Tuskegee University

This borrower member posted the following loan description, which has not been verified:

Loan for Truck to be used for personal use

A credit bureau reported the following information about this borrower member on April 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$449.00	Public Records On File:	0
Revolving Line Utilization:	1.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 395852

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395852	$12,600	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395852. Member loan 395852 was requested on April 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	stfatoflight	Debt-to-income ratio:	18.77%
Length of employment:	7 years	Location:	placentia, CA

Home town:	burma
Current & past employers:	stfatoflight, stratoflight
Education:	ITT Technical Institute

This borrower member posted the following loan description, which has not been verified:

i am using this money to remodel my kitchen and i am sure i will pay it off within 2 years or less.

A credit bureau reported the following information about this borrower member on April 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,680.00	Public Records On File:	0
Revolving Line Utilization:	11.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 395876

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395876	$6,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395876. Member loan 395876 was requested on April 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,965 / month
Current employer:	American Family Insurance Group	Debt-to-income ratio:	20.02%
Length of employment:	2 years 4 months	Location:	Plymouth, MN

Home town:	Ham Lake
Current & past employers:	American Family Insurance Group, Batteries Plus, Honeywell DMC
Education:	Saint Cloud State University

This borrower member posted the following loan description, which has not been verified:

Lenders, I am currently in the process of looking to purchase my first home and would like to get my current debt paid down faster. I have been a borrower for 10 years and have never paid a loan or credit card bill late or defaulted on a loan or credit card. I have never had a collection. I have been employed with the same company since graduating from college in December of 2006. I am working on my career and moving my life forward and would like this loan to assist me with my goal of owning my first home. Thank you for your consideration in this matter.

A credit bureau reported the following information about this borrower member on April 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,634.00	Public Records On File:	0
Revolving Line Utilization:	70.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 395879

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395879	$11,400	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395879. Member loan 395879 was requested on April 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,250 / month
Current employer:	U. S. Postal Service	Debt-to-income ratio:	20.11%
Length of employment:	30 years 3 months	Location:	Youngstown, OH

Home town:	Youngstown
Current & past employers:	U. S. Postal Service
Education:	YSU

This borrower member posted the following loan description, which has not been verified:

I'm a Letter Carrier for the U S Postal Service. With 30 years seniority, I am in no danger of getting laid off or being reassigned if the USPS does a Reduction In Force, as is rumored in 2009. I live in Ohio, in an area where the unemployment rate is very high. Due to this, and not my own employment status, various credit card companies have raised my interest rate. I'm hoping to find a lower rate here at the lending club. If approved, I will use the money to pay down those cards that have increased my rates.

A credit bureau reported the following information about this borrower member on April 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	64
Revolving Credit Balance:	$18,212.00	Public Records On File:	0
Revolving Line Utilization:	56.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 395888

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395888	$3,600	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395888. Member loan 395888 was requested on April 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,858 / month
Current employer:	Boeing Company	Debt-to-income ratio:	0.58%
Length of employment:	3 years 10 months	Location:	Los Angeles, CA

Home town:	Portland
Current & past employers:	Boeing Company, IBM
Education:	LeTourneau University, University of Southern California (USC)

This borrower member posted the following loan description, which has not been verified:

I have two goals for this loan: 1) Flesh out my credit profile with an installment loan 2) Make a little money on an investment I am highly educated (MS in Computer Science from USC), and I have with a secure job (Boeing, $82k). I will use this loan to improve my credit score with a non-revolving credit line (look for "Types of Credit Used" here: http://www.myfico.com/CreditEducation/WhatsInYourScore.aspx). I am quite frugal, and have never had any credit but credit cards (paid in full each month). I have purchased my (used) vehicles with cash, and I got through school on scholarships and Boeing's largesse. My net worth is well above $50k, so this loan is virtually risk-free for you.

A credit bureau reported the following information about this borrower member on April 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2005	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$849.00	Public Records On File:	0
Revolving Line Utilization:	1.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 395897

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395897	$6,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395897. Member loan 395897 was requested on April 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	Ohio Health	Debt-to-income ratio:	6.36%
Length of employment:	9 months	Location:	columbus, OH

Home town:	St. Marys
Current & past employers:	Ohio Health
Education:	Slippery Rock University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

This loan is for a once in a lifetime trip to Bali and Hong Kong.

A credit bureau reported the following information about this borrower member on April 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,510.00	Public Records On File:	0
Revolving Line Utilization:	50.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 395920

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395920	$14,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395920. Member loan 395920 was requested on April 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,584 / month
Current employer:	sierra cycles	Debt-to-income ratio:	21.74%
Length of employment:	11 years 6 months	Location:	SCARSDALE, NY

Home town:	Las Piedras
Current & past employers:	sierra cycles, Sierra cycles
Education:	none

This borrower member posted the following loan description, which has not been verified:

We are expecting a child so we need a bigger car the one I'm looking is a BMW x5 2002 with 40.000 miles ...

A credit bureau reported the following information about this borrower member on April 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,165.00	Public Records On File:	0
Revolving Line Utilization:	92.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 395985

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395985	$19,200	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395985. Member loan 395985 was requested on April 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,212 / month
Current employer:	KMG Trading	Debt-to-income ratio:	13.25%
Length of employment:	3 years	Location:	Miami, FL

Home town:	Miami
Current & past employers:	KMG Trading
Education:

This borrower member posted the following loan description, which has not been verified:

clothes and apparel export business to South America and Central America.

A credit bureau reported the following information about this borrower member on April 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$86,738.00	Public Records On File:	0
Revolving Line Utilization:	25.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 396085

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396085	$22,000	17.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396085. Member loan 396085 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,833 / month
Current employer:	XO Communications	Debt-to-income ratio:	14.03%
Length of employment:	5 years 6 months	Location:	PLANO, TX

Home town:	Dallas
Current & past employers:	XO Communications, XO Communications
Education:	Texas Tech University

This borrower member posted the following loan description, which has not been verified:

I am in the process of consolidating all my credit card debt into one monthly payment and get off the revolving credit. Wife and I looking to get more financially sound and getting down all credit card debts. The interests rates are unbareable since Citibank just jacked up all of theirs and we have 3 cards with them. We had spent alot due to recently getting married and having a child. We would like to keep the wife at home and raise our child. This will make things easier getting the credit card debts paid off and having more cash on hand instead of paying the horible intersts rates.

A credit bureau reported the following information about this borrower member on April 23, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,008.00	Public Records On File:	0
Revolving Line Utilization:	79.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 396115

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396115	$10,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396115. Member loan 396115 was requested on April 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Bank of New York Mellon Corp.	Debt-to-income ratio:	13.34%
Length of employment:	8 years 2 months	Location:	staten island, NY

Home town:	New York
Current & past employers:	Bank of New York Mellon Corp.
Education:

This borrower member posted the following loan description, which has not been verified:

I'm looking to consolidate my debt at a reasonable rate.

A credit bureau reported the following information about this borrower member on April 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1990	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	43
Revolving Credit Balance:	$22,228.00	Public Records On File:	0
Revolving Line Utilization:	22.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 396124

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396124	$8,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396124. Member loan 396124 was requested on April 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	National City Corp.	Debt-to-income ratio:	1.30%
Length of employment:	1 year 6 months	Location:	parma, OH

Home town:	parma
Current & past employers:	National City Corp.
Education:	Cuyahoga Community College

This borrower member posted the following loan description, which has not been verified:

I have a unique opportunity to purchase a stake in a longstanding company for very cheap because of the current economy. The seller has other properties he would like to focus on and remodel and is looking to sell this profitable business for a lump sum. I am employed working full time right now and will continue to work that while earning a steady income from the business and focusing on driving up profits higher. I pay rent with no other outstanding debt (credit cards included).

A credit bureau reported the following information about this borrower member on April 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,722.00	Public Records On File:	0
Revolving Line Utilization:	36.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 396132

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396132	$20,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396132. Member loan 396132 was requested on April 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,510 / month
Current employer:	n/a	Debt-to-income ratio:	0.00%
Length of employment:	n/a	Location:	Great Falls, MT

Home town:	Drake
Current & past employers:	Hewlett-Packard
Education:	Truckee Meadows Community College

This borrower member posted the following loan description, which has not been verified:

There is a home on 1/4 acre we have looked at in a small Montana town we want to retire in. The original cost was $82,000. but we can get it at a "greatly" reduced price due to a foreclosure. The property is being sold at a Sheriff's Sale to the highest bidder. We don't expect much competition because it is a very small town and was advertised only once in their town paper. It has been empty for a year and we know it wants us to love it and take care of it. My husband and I moved to Montana, bought a home and started a small cleaning business specializing in office buildings 19 years ago. He is an Air Force retiree (20 years) and also has a retirement with Wells Fargo and Social Security. I am ten years younger so I took over the business when he retired at 62. We also have another property free and clear that we have applied for a loan on with Wells Fargo. Even though they have had a month we were informed today (Monday, April 20th) that they don't think they will have it done in time for the auction (Wednesday, April 22nd). We counted on that loan to bid on our "little house on the prairie". Had we just known about Lenders Club sooner we know you would have got it done in time one way or the other. We know we are asking for a miracle from you and we totally understand if you can't help us in time, but we just have to exhaust every option. Thank you...we appreciate your time reading this.

A credit bureau reported the following information about this borrower member on April 20, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1984	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 396135

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396135	$12,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396135. Member loan 396135 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,916 / month
Current employer:	Business.com	Debt-to-income ratio:	1.92%
Length of employment:	2 years	Location:	LOS ANGELES, CA

Home town:	Chicago
Current & past employers:	Business.com
Education:	Univerisity of California, Riverside BA, London School of Economics MA, San Jose State University MLIS

This borrower member posted the following loan description, which has not been verified:

I need to pay two credit cards. I do not use them anymore and have no need for them. I have already paid down 10k in a year. I make about 95K with bonus so I just want to consolidate at a good rate over 4 or 5 years fixed and not really worry about it. Aside from rent and phone I do not have any other debt obligations. John

A credit bureau reported the following information about this borrower member on April 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1990	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	24
Revolving Credit Balance:	$14,989.00	Public Records On File:	0
Revolving Line Utilization:	25.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 396139

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396139	$10,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396139. Member loan 396139 was requested on April 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	Self-employed	Debt-to-income ratio:	12.30%
Length of employment:	12 years	Location:	KENT, WA

Home town:	Spokane
Current & past employers:	Self-employed
Education:

This borrower member posted the following loan description, which has not been verified:

The second level of my home was left unfinished and I am adding dormers, windows, doors and a roughed-in 1/2 bath.Once the dormers are in place,new roofing ( already have materials) will be applied.

A credit bureau reported the following information about this borrower member on April 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1987	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,729.00	Public Records On File:	0
Revolving Line Utilization:	97.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 396145

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396145	$13,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396145. Member loan 396145 was requested on April 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	General Electric	Debt-to-income ratio:	16.39%
Length of employment:	3 years	Location:	louisville, KY

Home town:	louisville
Current & past employers:	General Electric, Evans Costruction
Education:	Jefferson Community College-Louisville

This borrower member posted the following loan description, which has not been verified:

My wife and i always make the payment but it just seems like we are getting know where. I believe it would be much easier if we just had one payment and could see the results. Thanks for the help

A credit bureau reported the following information about this borrower member on April 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,124.00	Public Records On File:	0
Revolving Line Utilization:	87.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 396154

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396154	$22,400	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396154. Member loan 396154 was requested on April 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Self	Debt-to-income ratio:	14.42%
Length of employment:	6 years 3 months	Location:	Leavenworth, KS

Home town:	Kansas City
Current & past employers:	Self, The Kansas City Star, The Boulder Daily Camera, The St. Joseph News-Press
Education:	University of Missouri-Kansas City

This borrower member posted the following loan description, which has not been verified:

Although this is my loan request and I will be using the proceeds for for my sole purpose, I am married, so would like to tell you about not only myself but include information about my spouse, if that is okay. My husband and I have lived in the same location for 15 years, we've been married for 19 years. We have both been in the same careers for over 30 years. Our incomes are both strong and we have worked hard to build a great credit history of steady, reliable repayment over the past three years in particular. Because credit scores don't tell the whole story, we would ask that you look at how well and how long our repayment history is on a variety of loans. We own our own home, which is valued by the county assessor this past January at $183,000. One building on the property is planned for income producing this year. My photography business is strong with an expected gross sales in 2009 to exceed $60,000. My husband's income with MPRI is $168,000/year, which I manage for him since his work is overseas in Iraq. I can provide paystubs if necessary or needed. Since we are married, our incomes are obviously intertwined, which is why I'm asking for consideration of both incomes. Although we do carry debt, we also have the income to carry it. The majority of debt we carry have gone towards improvements on our home or to replace vehicles that we have owned and used a lot of years. Thank you for your consideration, Peggy Bair

A credit bureau reported the following information about this borrower member on April 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,151.00	Public Records On File:	0
Revolving Line Utilization:	61.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 396195

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396195	$4,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396195. Member loan 396195 was requested on April 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	self employed	Debt-to-income ratio:	13.63%
Length of employment:	20 years	Location:	new orleans, LA

Home town:	lafayette
Current & past employers:	self employed
Education:

This borrower member posted the following loan description, which has not been verified:

refying cc

A credit bureau reported the following information about this borrower member on April 21, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	24
Revolving Credit Balance:	$3,990.00	Public Records On File:	0
Revolving Line Utilization:	30.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 396285

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396285	$15,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396285. Member loan 396285 was requested on April 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,583 / month
Current employer:	statesboro publishing	Debt-to-income ratio:	13.16%
Length of employment:	9 years 2 months	Location:	register, GA

Home town:	Statesboro
Current & past employers:	statesboro publishing, self Statesboro TV and Appliance Service
Education:

This borrower member posted the following loan description, which has not been verified:

I desire a loan to consolidate credit card debt.

A credit bureau reported the following information about this borrower member on April 21, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1991	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,923.00	Public Records On File:	0
Revolving Line Utilization:	70.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 396348

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396348	$20,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396348. Member loan 396348 was requested on April 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	Axis Overhead Garage Doors	Debt-to-income ratio:	20.02%
Length of employment:	10 years 3 months	Location:	Lakeside, CA

Home town:	Stockton
Current & past employers:	Axis Overhead Garage Doors
Education:	San Diego City College

This borrower member posted the following loan description, which has not been verified:

I want to consolidate 3 credit cards

A credit bureau reported the following information about this borrower member on April 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,046.00	Public Records On File:	0
Revolving Line Utilization:	31.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 396360

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396360	$7,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396360. Member loan 396360 was requested on April 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,083 / month
Current employer:	Securitas	Debt-to-income ratio:	21.36%
Length of employment:	11 years 8 months	Location:	lansing, MI

Home town:	Lansing
Current & past employers:	Securitas, Burger King, Crowe Chizek
Education:	Grand Valley State University

This borrower member posted the following loan description, which has not been verified:

My nephew, Nikoli, is attending school this summer and he will be studying abroad this year. I want to help my nephew because at his age he is just beginning to build his credit and we know that building credit takes time and being responsible. Therefore, Nikoli is very mature and responsible young man and also I have been respinsible for my obligations. I work very hard, my life is all about working and saving money for retirement. I have no children but I would love to help Nikoli. Nikoli and I spoke last night and I will cover $750/per mth and he the rest. That is if our payments are that high per month. The funds are mainly for Nikoli's tution and study abroad funds but also to help him build his credit by paying his loans back and put himself in high regards with his creditors/lenders. Nikoli SSN-(###-##-####)

A credit bureau reported the following information about this borrower member on April 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1989	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,786.00	Public Records On File:	0
Revolving Line Utilization:	60.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 396388

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396388	$8,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396388. Member loan 396388 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	Sitter's Registry	Debt-to-income ratio:	14.74%
Length of employment:	8 years 3 months	Location:	SHREVEPORT, LA

Home town:	Shreveport
Current & past employers:	Sitter's Registry, Bluegreen Corporation, Germantown Baptist Church
Education:	Centenary College of Louisiana

This borrower member posted the following loan description, which has not been verified:

I have 2 credit cards that I would like to consolidate and refinance at lower rates. Over the last few months, the interest on one of my credit cards has gone from 9.9% to 14.9% to 27.9%. I make payments on time, so I don't believe this is a result of mistakes on my part. Rather I feel it's a result of the economic climate and Chase's buyout of Wamu. I am currently being charged over $100/ month in finance charges. At this rate I will not be able to pay off my debts in a timely fashion. With a consolidated loan, I know I will have a fixed interest rate and a definite payoff date. I would also like to explain that these debts were not incurred as a result of any irresponsible spending. My family has gone through some difficult financial times in the past and we had to utilize all possible resources, including credit cards. We are now in a much better financial position and wish to repay our debts in a way that is both timely and responsible. Please help us accomplish this goal.

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,914.00	Public Records On File:	0
Revolving Line Utilization:	52.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 396404

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396404	$15,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396404. Member loan 396404 was requested on April 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,250 / month
Current employer:	HEALTH-FIRST	Debt-to-income ratio:	22.67%
Length of employment:	2 years 6 months	Location:	MELBOURNE, FL

Home town:	PORTAGE
Current & past employers:	HEALTH-FIRST, HOLY CROSS HOSPITAL, METHODIST HOSPITAL GARY
Education:	Indiana University-Northwest, Purdue University-North Central Campus

This borrower member posted the following loan description, which has not been verified:

LOAN WILL BE USED TO PAY OFF A VEHICLE TO ELIMINATE A LARGE MONTHY PAYMENT, AS WELL AS OTHER HIGH INTEREST CREDIT CARDS. VEHICLE WILL BE SOLD AS WE ONLY NEED ONE VEHICLE. THIS LOAN WILL LOWER OUR MONTHLY PAYMENTS CONSIDERABLY. I HAVE A VERY GOOD REPAYMENT HISTORY AND PAY ON TIME. THIS LOAN WILL HELP US TO START ELIMINATING OUR DEBT.

A credit bureau reported the following information about this borrower member on April 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,803.00	Public Records On File:	0
Revolving Line Utilization:	92.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 396505

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396505	$13,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396505. Member loan 396505 was requested on April 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	GUARANTY BANK	Debt-to-income ratio:	8.51%
Length of employment:	4 years	Location:	PALM SPRINGS, CA

Home town:	PALM SPRINGS
Current & past employers:	GUARANTY BANK
Education:

This borrower member posted the following loan description, which has not been verified:

I need a loan to payoff a loan against my 401(k). I will be terminating my employment with my current employer soon and do not want any adverse tax consequences for not paying off the 401(k) loan prior to termination. I have enough liquid assets to pay the loan off, but I am wanting to preserve my cash (capital) by obtaining a new loan to payoff the exisiting 401(k) loan. I have an excellent credit history and have always been current with payments, most of the time paying off the loan(s) early.

A credit bureau reported the following information about this borrower member on April 22, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,957.00	Public Records On File:	0
Revolving Line Utilization:	29.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 396521

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396521	$8,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396521. Member loan 396521 was requested on April 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Harvard University	Debt-to-income ratio:	4.32%
Length of employment:	3 years 6 months	Location:	MEDFORD, MA

Home town:	Fresno
Current & past employers:	Harvard University, Monterey Bay Aquarium Research Institute
Education:	University of California-Los Angeles (UCLA), University of California-Santa Barbara (UCSB)

This borrower member posted the following loan description, which has not been verified:

This loan is to purchase a replacement vehicle for our personal use. I am a professor, and my wife is a professional educator. We are starting a family and need a safer vehicle.

A credit bureau reported the following information about this borrower member on April 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1989	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	18	Months Since Last Delinquency:	19
Revolving Credit Balance:	$5,262.00	Public Records On File:	0
Revolving Line Utilization:	28.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 396522

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396522	$16,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396522. Member loan 396522 was requested on April 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$4,833 / month
Current employer:	DollarServ Inc.	Debt-to-income ratio:	7.49%
Length of employment:	3 months	Location:	Phoenix, AZ

Home town:	St. Paul
Current & past employers:	DollarServ Inc., Travel Click Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

DollarServ Inc. Our focus is to purchase REO homes, short sales, auctions, and hardship homes. We find these homes through a very selective process we have developed, which is based on the condition of the property, the status, price, age, size, and the availability of other homes in the area. We then negotiate a price where we can buy up to 25-75% below market value. I have many sources available for the best deals from the accounting/tax office I work for Part-time, some connections at banks and the MLS. We also have many other business connections to draw upon. We are not shy about knocking on doors and inquiring about a property when we see an unkept property in disrepair. Afterward, we fix up the property doing as much of the work as the two partners can and then using our professional contractors that we know and trust, to through the home repairing any and all problems, such as plumbing, electrical, framing, bathrooms, landscaping, and most importantly the kitchen. Repairs on each home range anywhere from $5,000 - $30,000. All of the bids for repairs and expenses are completed before the property is even purchased. Depending on the property, we would sell the home at 0-15% below market. That way the loan is secured on the property and if the market falls a little it wouldn't hurt the sale because we are still selling under the market value. In most cases we make anywhere from 20% to 30%. However, it?s not unheard of to make significantly more. It always depends on how much the buyer is willing to pay in that certain area. I have three properties one I live in and two others being flipped, one has a renter on a month to month basis and the second property is on currently on the market and both have little encumbrance (25%) relative to value. My Credit is in 780 last time I checked, but my income is currently Self employment of 4900.00 a month and W2 last year was 58k. In most areas the market is down, however people are still buying homes because they need a place to live. We focus on the commodity priced entry level properties. In any case, the home is always available to be put up for rent or lease. There are many different exit strategies. My partner and I work with individuals that have been doing this for several years and have been very profitable. At this time, we are looking to build our own relationships with investors in the pursuit of these opportunities. If you would like to contact me, please either send me an email at: marv@valento.com or call 602-750-6278. We are based in the Phoenix, AZ area and our sales are up 70% for the sub 150k properties from last year. You won?t be disappointed! Marvin Valento JR 602.750.6278

A credit bureau reported the following information about this borrower member on April 21, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,144.00	Public Records On File:	0
Revolving Line Utilization:	15.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 396532

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396532	$8,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396532. Member loan 396532 was requested on April 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,250 / month
Current employer:	Maple Street Management	Debt-to-income ratio:	0.24%
Length of employment:	5 years 8 months	Location:	Wichita, KS

Home town:	Wichita
Current & past employers:	Maple Street Management
Education:	Kansas State University, University of Kansas

This borrower member posted the following loan description, which has not been verified:

I found my first house! I want to use this loan for part of the downpayment. My state does not provide short-term credit acceleration loans which could be repaid with the First-Time Home Buyer Tax Credit that I will recieve when I file my 2009 tax return. Lending Club is the perfect solution!

A credit bureau reported the following information about this borrower member on April 21, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$132.00	Public Records On File:	0
Revolving Line Utilization:	6.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 396539

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396539	$9,500	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396539. Member loan 396539 was requested on April 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Self-Employed	Debt-to-income ratio:	15.88%
Length of employment:	10 years 4 months	Location:	Astoria, NY

Home town:	San Jose
Current & past employers:	Self-Employed, Spaeth Design
Education:	Foothill College, North Carolina School of the Arts

This borrower member posted the following loan description, which has not been verified:

This loan will go directly toward the funding and payment of the first year of a 2-year training program for special effects make-up design and technology in the entertainment industry. I am a 34-year-old professional production and scenic designer for the entertainment and events industry, and have had good success in my current career. However, as a young person I didn't realize that my personal passion would not be fully realized in this career. I am at a place in my life now where I have the opportunity to fully commit myself to my dream and have a career I truly love and will work at passionately. I take great pride in my work and my strong work ethic. I have given my current career a very strong effort, but know that making this switch now means I will be leaving on a high note and feel proud that I can maintain my reputation of finishing what I start. The appreciation for, and the responsibility that comes with, being afforded a loan that will lead to a life changing opportunity such as this is something I take very seriously. I have very good credit, have successfully lived as a freelance designer in the city for the last decade, and now wish to study in England at the UK's premiere Film Studio. With this loan I will be able to fund the first year of education and housing.

A credit bureau reported the following information about this borrower member on April 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,096.00	Public Records On File:	0
Revolving Line Utilization:	73.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 396548

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396548	$15,250	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396548. Member loan 396548 was requested on April 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Dauenhauer Plumbing	Debt-to-income ratio:	17.68%
Length of employment:	8 years 9 months	Location:	Louisville, KY

Home town:	Louisville
Current & past employers:	Dauenhauer Plumbing, Peat Marwick Mitchell and Co. CPAs
Education:	University of Kentucky, University of Louisville

This borrower member posted the following loan description, which has not been verified:

I need this loan to complete financing of a business purchase. A partner and I are purchasing an existing car wash business that is 10 years old and profitable. Current owners are ready to retire and no longer want to committ the time it takes to maximize return on investment. My intent was to fund my portion of the business thru my 401k however the market downturn has left me short of my requirement. Average income from the business over the last few years is more than adequate to cover timely payoff on loans. This business will ensure the financial security of my family, I would appreciate your consideration. Thank you.

A credit bureau reported the following information about this borrower member on April 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,759.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 396590

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396590	$2,400	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396590. Member loan 396590 was requested on April 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,542 / month
Current employer:	n/a	Debt-to-income ratio:	4.69%
Length of employment:	7 years 1 month	Location:	Centreville, VA

Home town:
Current & past employers:
Education:	Bucknell University, Temple University, Rutgers University at New Brunswick/Piscataway

This borrower member posted the following loan description, which has not been verified:

My credit card company informed me that they're increasing my rate from 10.9% to 18%, and I've never had a late or missed payment. So my objectives are now to quickly bring the balance to 0, lower the rate on my remaining principal, and establish a new, successful trade line on my credit report. I'm not interested in giving the card company any more finance charges if I can avoid it. I've been with the same employer for 7 years. I make $54500 a year (4541.67 a month). I'm not getting fired anytime soon...thankfully our pipeline's too full. Thanks for reading this note. I hope none of you received the same letter that I recently found in my mailbox, and that you're weathering the storm as best you can.

A credit bureau reported the following information about this borrower member on April 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,184.00	Public Records On File:	0
Revolving Line Utilization:	72.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 396615

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396615	$2,700	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396615. Member loan 396615 was requested on April 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$833 / month
Current employer:	Starbucks	Debt-to-income ratio:	12.36%
Length of employment:	1 year 7 months	Location:	Chesterfield, VA

Home town:	Baltimore
Current & past employers:	Starbucks, Starbucks
Education:	Randolph-Macon College

This borrower member posted the following loan description, which has not been verified:

I need money for school. I have a job and I work about 25-30 hours a week and I am also a full time student.

A credit bureau reported the following information about this borrower member on April 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,934.00	Public Records On File:	0
Revolving Line Utilization:	53.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 396623

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396623	$4,000	18.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396623. Member loan 396623 was requested on April 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,750 / month
Current employer:	US Army	Debt-to-income ratio:	2.86%
Length of employment:	1 year 7 months	Location:	wenonah, NJ

Home town:	woodbury
Current & past employers:	US Army
Education:

This borrower member posted the following loan description, which has not been verified:

I am in the military and i have about 4,000 in credit card dept from 3 different companies. I would like to consolidate the dept into one payment.

A credit bureau reported the following information about this borrower member on April 21, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2007	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,404.00	Public Records On File:	0
Revolving Line Utilization:	32.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 396631

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396631	$3,200	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396631. Member loan 396631 was requested on April 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,479 / month
Current employer:	D L Adams Associates	Debt-to-income ratio:	19.58%
Length of employment:	2 years 8 months	Location:	Denver, CO

Home town:
Current & past employers:	D L Adams Associates
Education:

This borrower member posted the following loan description, which has not been verified:

Hello potential lender, I am applying for a loan for the following reasons: Pay off credit card #1 (~$900@17.99%) Pay off credit card #2 (~$700@16.99%) My other financial obligations include: credit card #3 (~$50/mo - $2500@10.24%) credit card #4 (~$50/mo - $3000@9.24%) car loan ($422/mo - $21500@5.85%@60mo) student loan ($130/mo) rent + util (~$650, soon to be ~$400-450) By paying off cards 1 and 2, I will focus on paying off cards 3 and 4 in 2009, and car principal aggresively in 2010. Any additional funds loaned beyond that needed for cards 1+2 will be placed in a high-yield savings account for a couple months (incase i need extra cashflow for an upcoming intown move), and then used to pay down remaining accounts faster, starting with highest interest rate. My story: 2006, fresh out of college, decent career-starting position and salary at a growing small company, no previous credit usage. I got ahead of myself in spending, but am now working hard to become debt-free. Why my note is a good investment: In the ~83 months since I started my career and credit use, I have never missed or been late on a payment or bill. I have always paid more than the minimum, often significantly so, but carrying a balance is getting old (and expensive!) and the next step is to cut the cards completely. In the last six months I have started a decent emergency savings account and the ultimate goal is to be debt free in 24-30 months. Thanks for you help.

A credit bureau reported the following information about this borrower member on April 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1986	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,479.00	Public Records On File:	0
Revolving Line Utilization:	38.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 396644

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396644	$10,800	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396644. Member loan 396644 was requested on April 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,250 / month
Current employer:	Digital Chocolate, Inc.	Debt-to-income ratio:	6.82%
Length of employment:	10 months	Location:	Fremont, CA

Home town:
Current & past employers:	Digital Chocolate, Inc.
Education:	McCombs School of Business, University of Texas-Austin

This borrower member posted the following loan description, which has not been verified:

Recently bought a house for our young family (newborn). House needs minor improvements: air conditioner, stair railing remodel (baby can climb through very easily as stairs are old). Doing this to keep baby comfortable and safe. I have excellent credit. Both wife and I have stable jobs (dual income, both professionals with graduate degrees). I have been in my line of work over 10 years. We bought our house with a fixed interest loan without any government or external support. No revolving credit bills (credit card paid off fully each month). Only a single car lease, student loan and mortgage. Since I did not believe in ARMs or buying beyond my means, we save our money and bought our home when the market fell. I thought I would wait for the A/C until next year, but learning to live with a young baby is an everyday learning experience. Now I feel that its a necessary improvement to make. Also when buying the house, it never occurred to me that a growing baby would be able to step through baulisters and create a safety hazard.

A credit bureau reported the following information about this borrower member on April 21, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,232.00	Public Records On File:	0
Revolving Line Utilization:	19.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 396671

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396671	$9,600	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396671. Member loan 396671 was requested on April 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Self Employed (ACB Jewelry/Talent Source)	Debt-to-income ratio:	21.12%
Length of employment:	4 years 2 months	Location:	FORT PIERCE, FL

Home town:	New Orleans
Current & past employers:	Self Employed (ACB Jewelry/Talent Source), GB, my own former jewelry business
Education:	Fashion Institute of Design & Merchandising in Los Angeles (FIDM), Savannah College of Art and Design

This borrower member posted the following loan description, which has not been verified:

I am requesting this loan to help with moving and living expenses to participate in a medical research study which may cure a hard to beat disease I have been carrying around for 3 years now. It is an exciting opportunity because it increases my chances for a cure from 40% to 80%, but it does not provide any financial compensation, and we are making a coast to coast move (FL to CA) in order to make it happen. My husband and I are both freelancers, he is an editor and I am a jewelry designer and musician. Because he works on the internet, he is continuously employed, and I have a p/t position with another jewelry designer which I found in the time we have been here for pre-qualification tests. This loan will help to pay for moving expenses, securing an apartment and paying bills, especially during the first few months of the year long treatment, which will be the most limiting. Any help would be greatly appreciated!

A credit bureau reported the following information about this borrower member on April 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,351.00	Public Records On File:	0
Revolving Line Utilization:	98.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 396709

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396709	$7,500	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396709. Member loan 396709 was requested on April 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,250 / month
Current employer:	ELS Language Centers	Debt-to-income ratio:	5.88%
Length of employment:	4 years 8 months	Location:	PROVIDENCE, RI

Home town:	Los Angeles
Current & past employers:	ELS Language Centers, Border Bookshop
Education:	University of Minnesota

This borrower member posted the following loan description, which has not been verified:

I will use the money to buy an automobile, a 2005 Honda Accord. I have a solid income (over $50,000) and consistently pay my bills on time.

A credit bureau reported the following information about this borrower member on April 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1987	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,256.00	Public Records On File:	0
Revolving Line Utilization:	n/a	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 396717

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396717	$2,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396717. Member loan 396717 was requested on April 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Quorum One	Debt-to-income ratio:	18.72%
Length of employment:	4 years 1 month	Location:	Cuyahoga Falls, OH

Home town:	Akron
Current & past employers:	Quorum One
Education:	University of Akron Main Campus

This borrower member posted the following loan description, which has not been verified:

I'm looking to speed up my education by taking two summer classes without dipping into my '09-10 financial aid package or utilizing a credit card.

A credit bureau reported the following information about this borrower member on April 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,811.00	Public Records On File:	0
Revolving Line Utilization:	15.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 396780

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396780	$13,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396780. Member loan 396780 was requested on April 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Kennedy Associates Real Estate Counsel, LP	Debt-to-income ratio:	19.51%
Length of employment:	1 year	Location:	Renton, WA

Home town:	Issaquah
Current & past employers:	Kennedy Associates Real Estate Counsel, LP, Dawson Design Associates
Education:	Johnson & Wales University-Providence, University of Arizona

This borrower member posted the following loan description, which has not been verified:

Hello - I have a credit card that keeps raising my interest rate despite on-time payments and payments above the minimun amount due. The account is constantly changing ownership and each time they raise my APR - it is now out of control. I have been making on-time payments for years now and can't seem to make any 'progress' due to the rate. I am fully employeed with a successful company, I am in good standing in my position, and in light of the current economic climate, I am in a decent position. This high rate credit card is affecting my quality of life and preventing me from saving for a home purchase, retirement account contributions, even my social life. My credit score is in good standing. I have a sizeable student loan that I have been paying on-time for 5-6 years now. I feel taken advantage of by these credit card companies and would much rather have an independent investor profit from my debt than a large credit card company. I absolutely can make sizeable monthly payments on the 1st on each month. I know I am liable for this debt, and am committed to paying in full; I just need a better interest rate to do this while at the same time am able to live my life. Thank you, David Sorensen

A credit bureau reported the following information about this borrower member on April 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	72
Revolving Credit Balance:	$14,670.00	Public Records On File:	0
Revolving Line Utilization:	74.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 396813

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396813	$6,800	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396813. Member loan 396813 was requested on April 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,600 / month
Current employer:	n/a	Debt-to-income ratio:	1.54%
Length of employment:	n/a	Location:	newport news, VA

Home town:	Tarboro
Current & past employers:	newport news shipbuilders
Education:

This borrower member posted the following loan description, which has not been verified:

pay for medical expense

A credit bureau reported the following information about this borrower member on April 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	9	Months Since Last Delinquency:	11
Revolving Credit Balance:	$989.00	Public Records On File:	0
Revolving Line Utilization:	3.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 396913

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396913	$10,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396913. Member loan 396913 was requested on April 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Fraze Design	Debt-to-income ratio:	23.41%
Length of employment:	4 years 11 months	Location:	st. petersburg, FL

Home town:	Wadsworth
Current & past employers:	Fraze Design, API Plus
Education:	the ohio state university, st. petersburg college

This borrower member posted the following loan description, which has not been verified:

my reason for asking for this loan is to consolidate my credit cards into one payment. if you review my credit history you will notice that i have not missed or been late on a payment in over 4 years. my problem is i have no extra spending money at the end of the day because i'm trying to pay these cards off. i was just young and nieve when i ran these amounts up. now i'm paying the price. i have had a steady job of 5 years. Thanks for your consideration, Mike Keller

A credit bureau reported the following information about this borrower member on April 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,344.00	Public Records On File:	0
Revolving Line Utilization:	86.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 396914

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396914	$11,200	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396914. Member loan 396914 was requested on April 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,317 / month
Current employer:	Active The Limited Inc.	Debt-to-income ratio:	4.25%
Length of employment:	6 years 2 months	Location:	Irvine, CA

Home town:	Shanghai
Current & past employers:	Active The Limited Inc.
Education:	California State University-Long Beach (CSULB)

This borrower member posted the following loan description, which has not been verified:

I've been doing recruiting business for 6 years and I finally put my business on track. however, once the business grow, I need cash flow to pay my employees. We normally get paid from clients within 90days, and I need to pay my employees with our money during 90 days. With your lending, it will help my business grow faster! Thank you!!

A credit bureau reported the following information about this borrower member on April 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,897.00	Public Records On File:	0
Revolving Line Utilization:	19.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 396915

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396915	$13,650	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396915. Member loan 396915 was requested on April 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,328 / month
Current employer:	Aggreko	Debt-to-income ratio:	22.43%
Length of employment:	2 years 4 months	Location:	Houston, TX

Home town:	Houston
Current & past employers:	Aggreko, Wells Fargo
Education:	University of Houston

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan is to lower my interest rate on the current balance that I owe. When I originally opened the account, they assured me they would review my account after 12 months and lower my score. After 13 months of payments, this is now NOT the case. My original credit line was for $25,000 and over the past 13 months, I have made payments which have brought by account balance down to $13,639. All payments are made at least 5 days in advance and I usually pay more than the minimum.

A credit bureau reported the following information about this borrower member on April 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	36	Months Since Last Delinquency:	18
Revolving Credit Balance:	$34,847.00	Public Records On File:	0
Revolving Line Utilization:	68.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 397110

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397110	$9,600	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397110. Member loan 397110 was requested on April 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,833 / month
Current employer:	Florida Pest Management	Debt-to-income ratio:	16.36%
Length of employment:	3 years 5 months	Location:	Orange Park, FL

Home town:	Marietta
Current & past employers:	Florida Pest Management, Total Custom Construction
Education:	Faulkner University

This borrower member posted the following loan description, which has not been verified:

Need to make home improvements. I have never defaulted or been late on any bills or payments of any kind. I'm very frugal and careful with my expenses. Have stable employment. Just need a little help temporarily.

A credit bureau reported the following information about this borrower member on April 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,246.00	Public Records On File:	0
Revolving Line Utilization:	93.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 397112

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397112	$4,800	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397112. Member loan 397112 was requested on April 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,446 / month
Current employer:	UPHS	Debt-to-income ratio:	16.93%
Length of employment:	2 years 2 months	Location:	Westville, NJ

Home town:	Westville
Current & past employers:	UPHS
Education:	Drexel

This borrower member posted the following loan description, which has not been verified:

Looking to reduce balances and pay off a few credit cards

A credit bureau reported the following information about this borrower member on April 22, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,146.00	Public Records On File:	0
Revolving Line Utilization:	33.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 397142

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397142	$25,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397142. Member loan 397142 was requested on April 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	searles valley minerals	Debt-to-income ratio:	20.40%
Length of employment:	43 years 8 months	Location:	trona, CA

Home town:	madera
Current & past employers:	searles valley minerals
Education:	Antelope Valley College

This borrower member posted the following loan description, which has not been verified:

for son and wife ferility treatment

A credit bureau reported the following information about this borrower member on April 22, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1975	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,872.00	Public Records On File:	0
Revolving Line Utilization:	21.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 397190

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397190	$6,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397190. Member loan 397190 was requested on April 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Subway	Debt-to-income ratio:	0.30%
Length of employment:	6 years 4 months	Location:	scarsdale, NY

Home town:
Current & past employers:	Subway
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2006	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,472.00	Public Records On File:	0
Revolving Line Utilization:	6.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 397191

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397191	$4,500	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397191. Member loan 397191 was requested on April 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,391 / month
Current employer:	Arco Aluminum-BP of America	Debt-to-income ratio:	13.03%
Length of employment:	9 months	Location:	Louisville, KY

Home town:	Augusta
Current & past employers:	Arco Aluminum-BP of America, Bachman VW
Education:	Centre College, Bellarmine University

This borrower member posted the following loan description, which has not been verified:

I have had some unexpected moving expenses coupled with some other expenses for school this summer (I am going to Paris as part of my MBA program). When I get my student loan installment in September I will pay back the loan. I personally have never made a late payment or defaulted on any loan. Thanks!

A credit bureau reported the following information about this borrower member on April 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	19
Revolving Credit Balance:	$850.00	Public Records On File:	0
Revolving Line Utilization:	14.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 397200

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397200	$14,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397200. Member loan 397200 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Chesapeake Medical Staffing	Debt-to-income ratio:	1.94%
Length of employment:	3 years	Location:	PARKVILLE, MD

Home town:	Towson
Current & past employers:	Chesapeake Medical Staffing, Good Samaritan Hospital
Education:	CCBC Essex

This borrower member posted the following loan description, which has not been verified:

I am getting divorced and would like to get a loan in order to buy my car from my ex-husband. I would like it in my name in order to become financially independent from him. I am a very reliable loan candidate. I am making the payments towards his loan as it is and have never missed a payment. I am always on time or early. I would like this loan in order to keep the car that i have driven for the last 3 years and that I love.

A credit bureau reported the following information about this borrower member on April 23, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$45,050.00	Public Records On File:	0
Revolving Line Utilization:	6.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 397316

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397316	$10,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397316. Member loan 397316 was requested on April 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	Arden B	Debt-to-income ratio:	6.30%
Length of employment:	8 months	Location:	Jamaica Plain, MA

Home town:
Current & past employers:	Arden B, Northeastern University
Education:	Northeastern University

This borrower member posted the following loan description, which has not been verified:

This loan will be used to pay for this semester of my college tuition

A credit bureau reported the following information about this borrower member on April 22, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,715.00	Public Records On File:	0
Revolving Line Utilization:	39.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 397349

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397349	$2,075	17.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397349. Member loan 397349 was requested on April 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	The Victoria College	Debt-to-income ratio:	18.36%
Length of employment:	1 year 4 months	Location:	Victoria, TX

Home town:	Austin
Current & past employers:	The Victoria College
Education:	Victoria College

This borrower member posted the following loan description, which has not been verified:

Help to cover extra cost of living while in school in this semester.

A credit bureau reported the following information about this borrower member on April 22, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2007	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$661.00	Public Records On File:	0
Revolving Line Utilization:	44.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 397354

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397354	$5,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397354. Member loan 397354 was requested on April 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	Belly up	Debt-to-income ratio:	15.85%
Length of employment:	3 years 2 months	Location:	Encinitas, CA

Home town:
Current & past employers:	Belly up
Education:	Syracuse University

This borrower member posted the following loan description, which has not been verified:

I have 5000 on a credit card that I am having a very hard time paying off because of the high (almost 37% APR rate).

A credit bureau reported the following information about this borrower member on April 22, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1981	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	19
Revolving Credit Balance:	$5,748.00	Public Records On File:	0
Revolving Line Utilization:	12.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 397378

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397378	$13,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397378. Member loan 397378 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	Hall and Partners	Debt-to-income ratio:	5.96%
Length of employment:	3 years	Location:	Los Angeles, CA

Home town:	Bien Hoa
Current & past employers:	Hall and Partners, La Opinion, Ketchum Directory Advertising
Education:	UCLA

This borrower member posted the following loan description, which has not been verified:

Consolidate debt on credit cards. All current cards are current on payment with good payment history. Just want to put under one payment and pay off within 3 years.

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	32
Revolving Credit Balance:	$7,836.00	Public Records On File:	0
Revolving Line Utilization:	19.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 397389

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397389	$13,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397389. Member loan 397389 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,083 / month
Current employer:	Oakridge Markets	Debt-to-income ratio:	5.95%
Length of employment:	5 years 4 months	Location:	YPSILANTI, MI

Home town:	Canton
Current & past employers:	Oakridge Markets, Holiday Market
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking to buy my first home with this amount. There are many forclosed homes available that are with in this price limit and ready to be moved into. Also I am more than willing to structure some kind agreement that the tax credit I will get in 2010 for being a first time home buyer will be guaranteed to the balance of the loan. Is it possible as well that I can get the payments to be made over the course of 4 years with the same interest rate? The way it is structured over 3 year I can accept if 4 years is not doable but it would help a little more.

A credit bureau reported the following information about this borrower member on April 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$225.00	Public Records On File:	0
Revolving Line Utilization:	5.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 397394

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397394	$3,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397394. Member loan 397394 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,417 / month
Current employer:	Baker Hughes	Debt-to-income ratio:	11.34%
Length of employment:	2 years 2 months	Location:	Blacksburg, VA

Home town:	Marion
Current & past employers:	Baker Hughes
Education:	Old Dominion University

This borrower member posted the following loan description, which has not been verified:

Hello! I am a well-paid technical writer with minimal expenses, so I will have no trouble paying this loan back. I'd just like to get everything consolidated into one place at a better rate over the next couple of months. In this economy, every penny saved counts! Thanks!

A credit bureau reported the following information about this borrower member on April 23, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$722.00	Public Records On File:	0
Revolving Line Utilization:	3.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 397415

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397415	$18,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397415. Member loan 397415 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	n/a	Debt-to-income ratio:	16.33%
Length of employment:	2 years 6 months	Location:	Neptune Beach, FL

Home town:	Tampa
Current & past employers:
Education:	University of Florida

This borrower member posted the following loan description, which has not been verified:

I am seeking a loan to refinance credit card debt that I accumulated during my undergrad and graduate degrees. My finance charges are absurd and are only getting worse as credit lenders continually jack up their rates as their stock plummets and defaults skyrocket. My debt to income is relatively low and I have a secure career that is supported by my professional certification obtained after graduate school.

A credit bureau reported the following information about this borrower member on April 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,451.00	Public Records On File:	0
Revolving Line Utilization:	65.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 397418

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397418	$5,600	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397418. Member loan 397418 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Coastal Fire Protection	Debt-to-income ratio:	14.58%
Length of employment:	1 year 3 months	Location:	Burlington, KY

Home town:	Ashland
Current & past employers:	Coastal Fire Protection, Sentry Fire Protection
Education:

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan is to help my brother-in-law and sister-in-law out. They are behind on their home and car payment. They need to get their payments up to current. My wife and I do fine, but we just don't have this extra cash to help them out with right now, so I saw this website and figured it couldn't hurt to try. My wife and I have excellent credit, but even so, it's nearly impossible to get an unsecured loan these days with the banks. So I figured I might be able to help with this service. They will have no problems paying the monthly payments on this loan over the next 2 years or less as they are eliminating their credit card debt and one car payment.

A credit bureau reported the following information about this borrower member on April 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,153.00	Public Records On File:	0
Revolving Line Utilization:	25.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 397429

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397429	$5,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397429. Member loan 397429 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	old hammer service	Debt-to-income ratio:	15.83%
Length of employment:	6 years 2 months	Location:	springfield, VA

Home town:	seoul
Current & past employers:	old hammer service, RNK aircondition
Education:	kyunggi college

This borrower member posted the following loan description, which has not been verified:

I need money for fix my house

A credit bureau reported the following information about this borrower member on April 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	49
Revolving Credit Balance:	$38,558.00	Public Records On File:	0
Revolving Line Utilization:	64.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 397449

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397449	$25,000	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397449. Member loan 397449 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$16,667 / month
Current employer:	corrales laundromat	Debt-to-income ratio:	12.78%
Length of employment:	8 years 4 months	Location:	albuquerque, NM

Home town:	holland
Current & past employers:	corrales laundromat, esprit
Education:	colorado state university

This borrower member posted the following loan description, which has not been verified:

I have been a small business owner for 8 years. I have good credit, but have found banks are not interested in collateralizing a loan with equipment. I plan to concentrate on increasing cash flow through advertising and promotions, as well as upgrading some of the existing systems.

A credit bureau reported the following information about this borrower member on April 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1987	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$74,827.00	Public Records On File:	0
Revolving Line Utilization:	91.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 397455

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397455	$7,750	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397455. Member loan 397455 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,458 / month
Current employer:	Retired	Debt-to-income ratio:	9.39%
Length of employment:	n/a	Location:	Chula Vista, CA

Home town:	Lubbock
Current & past employers:	Retired
Education:	Antelope Valley College

This borrower member posted the following loan description, which has not been verified:

I need a new vehicle,and to pay off some credit. I make my payments on time, and have never been turned down for a credit request. I am a reliable,dependable person in this area

A credit bureau reported the following information about this borrower member on April 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1983	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	18	Months Since Last Delinquency:	18
Revolving Credit Balance:	$5,544.00	Public Records On File:	0
Revolving Line Utilization:	15.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 397457

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397457	$4,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397457. Member loan 397457 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Handy Hardware Wholesale Inc.	Debt-to-income ratio:	15.63%
Length of employment:	13 years 6 months	Location:	Houston, TX

Home town:	Sacramento
Current & past employers:	Handy Hardware Wholesale Inc.
Education:	Ashford University

This borrower member posted the following loan description, which has not been verified:

I am currently in college (Ashford University - Online)and my daughter wil be graduating from high school in June , this year, and she will be starting college in the Fall. This loan would help me, help her get started on the right path.

A credit bureau reported the following information about this borrower member on April 23, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,855.00	Public Records On File:	0
Revolving Line Utilization:	53.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 397504

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397504	$10,400	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397504. Member loan 397504 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,938 / month
Current employer:	Booz Allen Hamilton	Debt-to-income ratio:	13.81%
Length of employment:	4 years 11 months	Location:	Brighton, MA

Home town:
Current & past employers:	Booz Allen Hamilton
Education:

This borrower member posted the following loan description, which has not been verified:

I will be using the money to pay off a high-interest credit card. I had stupidly accumulated credit card debt through college and my first couple of years out of school. I have a long credit history and have never defaulted on any loans. I currently make $84,000 and am perfectly capable of paying down the debt. However, if there is a chance to refinance at a lower rate, I would greatly appreciate the opportunity.

A credit bureau reported the following information about this borrower member on April 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,610.00	Public Records On File:	0
Revolving Line Utilization:	76.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 397510

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397510	$6,500	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397510. Member loan 397510 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,200 / month
Current employer:	supplemental health care	Debt-to-income ratio:	14.81%
Length of employment:	6 years	Location:	lincoln park, MI

Home town:	dearborn
Current & past employers:	supplemental health care
Education:	Henry ford community college, Michigan State University

This borrower member posted the following loan description, which has not been verified:

I have requested the above amount to create and easier avenue to make payments by consolidating my existing payments into one. With the increasing amount of credit cards it has become difficult to keep track of which one is due and what dates. I am hoping to minimize confusion and pay my debt off faster with one payment. I am very reliable candidate for this loan, although it has been confusing managing the accounts, I have never failed to pay any of the payments on time or the minimum required amount as I usually pay more than needed. I plan to use this money to pay off the existing credit cards and have a little spare money for any unexpected issues that may arise and the remainder i plan to put back toward my loan with your company. I am a single mother of two and although I have a well paying job i have learned my lesson and realized I cannot dip into to many pots. I hope you taake this into consideration and look forward to working with your company to dig out of this financial mess!

A credit bureau reported the following information about this borrower member on April 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,633.00	Public Records On File:	0
Revolving Line Utilization:	9.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 397516

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397516	$5,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397516. Member loan 397516 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,015 / month
Current employer:	usaf	Debt-to-income ratio:	20.45%
Length of employment:	5 years 11 months	Location:	PANAMA CITY, FL

Home town:	chicago
Current & past employers:	usaf
Education:

This borrower member posted the following loan description, which has not been verified:

this loan is to help out my family who is in need. Have a baby on the way and already have one child. Need to move to a bigger home, as well taking care of my grandmother. Have very stable job. Wife will be able to go back to work after she graduates this semester.

A credit bureau reported the following information about this borrower member on April 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,861.00	Public Records On File:	0
Revolving Line Utilization:	70.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 397518

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397518	$1,750	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397518. Member loan 397518 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,347 / month
Current employer:	Geico	Debt-to-income ratio:	2.65%
Length of employment:	5 years 6 months	Location:	Annandale, VA

Home town:	San Jose
Current & past employers:	Geico, Calpine
Education:	San Jose State University

This borrower member posted the following loan description, which has not been verified:

I just realized how much I am paying in interest every month, and it's ridiculous. I was nearly paid off, but an unpaid maternity leave will ratchet you back up quickly. I'd like to be able to pay this off faster, and I can, with a lower interest rate.

A credit bureau reported the following information about this borrower member on April 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1985	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	1
Revolving Credit Balance:	$3,002.00	Public Records On File:	0
Revolving Line Utilization:	5.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 397574

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397574	$7,750	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397574. Member loan 397574 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,750 / month
Current employer:	Aquaspy Inc.	Debt-to-income ratio:	13.11%
Length of employment:	1 year 6 months	Location:	Mission Viejo, CA

Home town:
Current & past employers:	Aquaspy Inc., Geotest Inc., Futek Advanced Sensor Technology, Revere Transducers
Education:	California State Polytechnic University-Pomona, California State University-Long Beach (CSULB)

This borrower member posted the following loan description, which has not been verified:

Greetings, Looking to consolidate credit card debt in the range of 14% to 20% interest rate with a fixed rate loan. I have been a customer of these banks for over 15 years and made my payments on time. It is unfortunate that credit cards companies punishing responsible behavoir. I did some arithmetic and found out I can pay off these debts in 3-4 years, rather than 7+ years with the credit card payment. My payments will merely increase 37 dollars over what I am currently paying by taking a 3 year loan

A credit bureau reported the following information about this borrower member on April 23, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1992	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,540.00	Public Records On File:	0
Revolving Line Utilization:	29.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 397594

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397594	$14,000	17.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397594. Member loan 397594 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,167 / month
Current employer:	PPG Industries	Debt-to-income ratio:	21.93%
Length of employment:	25 years 5 months	Location:	North Ridgeville, OH

Home town:	Berea
Current & past employers:	PPG Industries, IBA Industries
Education:	Baldwin-Wallace College

This borrower member posted the following loan description, which has not been verified:

I'm looking to consolidate high intrest loans and improve cash flow.

A credit bureau reported the following information about this borrower member on April 23, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,991.00	Public Records On File:	1
Revolving Line Utilization:	95.00%	Months Since Last Record:	101
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 397643

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397643	$7,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397643. Member loan 397643 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Schwartz Communications	Debt-to-income ratio:	14.08%
Length of employment:	1 year 5 months	Location:	San Francisco, CA

Home town:	Tulsa
Current & past employers:	Schwartz Communications, OutCast Communications, Burson-Marsteller, NBC Montana/KECI-TV
Education:	University of Oklahoma Norman Campus, Boston University

This borrower member posted the following loan description, which has not been verified:

I'd like to once and for all pay of my credit card debt that I have carried since graduate school. When I've gotten it down, I've had to use it again to finance certain needs. I'm employed, responsible and driven, and appreciate your consideration.

A credit bureau reported the following information about this borrower member on April 23, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,322.00	Public Records On File:	0
Revolving Line Utilization:	24.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 397651

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397651	$12,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397651. Member loan 397651 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$3,125 / month
Current employer:	Medvance Institute	Debt-to-income ratio:	21.09%
Length of employment:	1 year	Location:	Port Saint Lucie, FL

Home town:	Eastliverpool
Current & past employers:	Medvance Institute
Education:	Indian River State College/ IRSC.edu

This borrower member posted the following loan description, which has not been verified:

I'm looking to put all my remaining credit card debt on to a single bill and pay it off.

A credit bureau reported the following information about this borrower member on April 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	43
Revolving Credit Balance:	$10,800.00	Public Records On File:	0
Revolving Line Utilization:	54.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 397660

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397660	$14,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397660. Member loan 397660 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,000 / month
Current employer:	WE Energies	Debt-to-income ratio:	11.34%
Length of employment:	2 years	Location:	MILWAUKEE, WI

Home town:	Potsdam
Current & past employers:	WE Energies, et alia, SAP Portal
Education:	Academy for Business, Stuttgart, Germany

This borrower member posted the following loan description, which has not been verified:

Purpose of this loan: I need to get my basement fixed and should resurface my 5 car port. Due to water damage the wall on the south west side of the building in bowing in, and getting more and more severe. In addition the outside needs to be regraded to avoid further water damage. Last year we had a heavy storm in June which flooded the basement and it took me month to dry it out. Since I am renting it out to 3 other parties, and I live in one, I do not have too much of a choice. I need to avoid mold and structural damage to the building. In addition I would like to resurface the 5 car parking lot, where the asphalt is crumbling away due to the hard winters here in the Midwest. I have never been late for any of my payments, since my credit score and my morals are very important to me. I will always stand to my word.

A credit bureau reported the following information about this borrower member on April 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$47,016.00	Public Records On File:	0
Revolving Line Utilization:	37.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 397769

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397769	$25,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397769. Member loan 397769 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	MOESC	Debt-to-income ratio:	13.75%
Length of employment:	6 years 8 months	Location:	Bucyrus, OH

Home town:	Bucyrus
Current & past employers:	MOESC, Professional Speach Services
Education:	Ohio University-Main Campus

This borrower member posted the following loan description, which has not been verified:

I am a speach language professional within the school districts of ohio. I am in business with my husband and we are agressively expanding our business and we need to consolidate some debt to keep meeting our financial goals of being debt free within the next 5 - 7 years. Your assistance in help meeting that goal is greatly appreciated.

A credit bureau reported the following information about this borrower member on April 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1989	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$40,310.00	Public Records On File:	0
Revolving Line Utilization:	66.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 397941

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397941	$12,075	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397941. Member loan 397941 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,419 / month
Current employer:	Accenture	Debt-to-income ratio:	10.02%
Length of employment:	3 years 2 months	Location:	Philadelphia, PA

Home town:	Philadelphia
Current & past employers:	Accenture, Octagon Research Solutions
Education:	Villanova University, Kutztown University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

I am purchasing an engagement ring from a diamond wholeseller who does not offer in-house financing, so I am seeking to finance the purchase through a personal loan. I am a mid-level executive at a Fortune 500 management consulting firm and home owner with an excellent history of repaying debts.

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	74
Revolving Credit Balance:	$20,460.00	Public Records On File:	0
Revolving Line Utilization:	39.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 397943

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397943	$8,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397943. Member loan 397943 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Southern California Edison	Debt-to-income ratio:	1.28%
Length of employment:	1 year	Location:	Carson, CA

Home town:	Harbor City
Current & past employers:	Southern California Edison, US Marine Corps
Education:

This borrower member posted the following loan description, which has not been verified:

Recently remodeled alot of the inside of my parents home and now want to take care of the outside area. Want to redo the fencing with something more modern and possibly paint the house, along with some upgrades in the back yard. I have used lending club in the past and it's great! No problems, since everything is automatic.

A credit bureau reported the following information about this borrower member on April 23, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25.00	Public Records On File:	0
Revolving Line Utilization:	0.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 397947

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397947	$21,600	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397947. Member loan 397947 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,000 / month
Current employer:	Merrill Lynch	Debt-to-income ratio:	19.84%
Length of employment:	12 years 6 months	Location:	Delhi, LA

Home town:	Delhi
Current & past employers:	Merrill Lynch, Delhi Insurance
Education:	University of Louisiana at Monroe

This borrower member posted the following loan description, which has not been verified:

This money will be used to supplement my daughter's college living expenses. She is an independent student going to school out of state in Florida. She will be entering her Junior year this fall semister. To date she has maintained grades to place her on the Dean's Academic List each semister. She has been living and working in Florida for the past 6 years as an entertainer for Walt Disney World Resorts. She decided to go back to school in Event Management and Hospitality. Since enrolling in this major, she has been chosen for an internship with the Central Florida Hotel and Lodging Association. She is the first student every to be asked back as an intern for 3 semisters. She just accepted a part time position with Loew's Hotels at Universal Studio's in Orlando as an event coordinator. She knows what she wants and has worked very hard to achieve her goals. This loan will help me to keep her in this school and obtain a get job after graduation. I've been employed as a Financial Advisor with Merrill Lynch for almost 13 years. My income level will increase considerably after one of my partners retires within the next 12 months.

A credit bureau reported the following information about this borrower member on April 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,289.00	Public Records On File:	0
Revolving Line Utilization:	64.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 397964

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397964	$2,500	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397964. Member loan 397964 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,676 / month
Current employer:	Hampton Inn	Debt-to-income ratio:	23.88%
Length of employment:	4 years 7 months	Location:	Kansas City, MO

Home town:	Dallas
Current & past employers:	Hampton Inn, J.P. Morgan Chase, Adecco
Education:	Columbus State Community College, New York Film Academy

This borrower member posted the following loan description, which has not been verified:

I have been struggling to pay for school. I have tried to attend different schools and have been unable to continue due to money. I am trying to support my Mom and Brother and have been working two jobs to save up. The summer program at the school of my dreams starts on June 28th. I lack 2500 dollars for this program and am looking for some help. I have been denied for a previous private loan. This school does not accept FAFSA. And my mother has been denied as a co signer for me. There is no one else to co sign either. A bad credit card she had spilled into my credit and has affected I have sent the paperwork for the credit bureau dispute but fear that it will not be updated in time for my tuition due on May 28th. Can anyone help? When I pulled my credit last my score was a 640. Anything will help at this point. Thank you so much. ??? Angela Slack

A credit bureau reported the following information about this borrower member on April 23, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,072.00	Public Records On File:	0
Revolving Line Utilization:	92.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 398019

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398019	$10,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398019. Member loan 398019 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,333 / month
Current employer:	bann prop	Debt-to-income ratio:	2.83%
Length of employment:	6 years	Location:	newport beach, CA

Home town:	Newport Beach
Current & past employers:	bann prop
Education:	usc

This borrower member posted the following loan description, which has not been verified:

willing to pay 10% and give you 10 checks for 1100 each cashed monthly you earn 1000 in ten months

A credit bureau reported the following information about this borrower member on April 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,229.00	Public Records On File:	0
Revolving Line Utilization:	73.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 398062

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398062	$24,000	17.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398062. Member loan 398062 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,000 / month
Current employer:	Con-Tec Mgmt Systems	Debt-to-income ratio:	12.12%
Length of employment:	5 years 6 months	Location:	Redding, CA

Home town:	Sterling
Current & past employers:	Con-Tec Mgmt Systems, Timberline Software
Education:	Willamette University

This borrower member posted the following loan description, which has not been verified:

Currently I am working on becoming debt free as it relates to credit cards. I have cut up all of my credit cards. In April I took some money out of my 401K to pay off a part of my American Express Bill I use for business. I am also allocating some of my 401K % to pay every two weeks American Express. This way in 12 months I will have a ?????????????????????????????????????????????????????????????????????????????0?????????????????????????????????????????????????????????????????????? balance. I would like to take the $20,000 loan and pay off as well as close my Chase, Bank of America and Ethan Allen Accounts. This loan would be very helpful in that I can pay a large part every month towards the principal. The challenge several of these credit card companies have done is that they lowered my credit limits which has effectively decreased my credit score. In addition this has also caused my APR to balloon. It is my goal to become debt free including my cars and house in years to come. I am focused on getting my credit cards paid off so that I can start allocating this money to my cars and finally my home. Please help me with this request so that I can achieve my plan. Any questions please don??????????????????????????????????????????????????????????????????????????????????t hesitate to give me a call at 530-515-0747. Take Care, Paul

A credit bureau reported the following information about this borrower member on April 23, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1990	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	44	Months Since Last Delinquency:	8
Revolving Credit Balance:	$67,579.00	Public Records On File:	0
Revolving Line Utilization:	61.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 398064

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398064	$8,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398064. Member loan 398064 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,184 / month
Current employer:	HSBC	Debt-to-income ratio:	12.59%
Length of employment:	3 years 6 months	Location:	Beaver Creek, MN

Home town:	Rochester
Current & past employers:	HSBC
Education:	University of Minnesota-Duluth, Minnesota West Community and Technical College

This borrower member posted the following loan description, which has not been verified:

I guess I am just trying to pay off the credit cards and stop using them and pay less interest in the process. My financial situation: I work for a credit card company for three and a half years. I have never been late on any of my credit card or car payments that I have opened in the past few years. I hope you understand that I will pay everything on time. Working for the credit card company I now know how important it is to make every payment on time and how much it can affect your future credit. I've opened a loan through P2P before and paid it off early, That loan helped me get myself into a position to buy a home. Now I'd like reduce the intrest I'm paying on my revolving debt and within 3 years have just a home payment (I hope to pay it off early so it could be less time)

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	76
Revolving Credit Balance:	$5,545.00	Public Records On File:	1
Revolving Line Utilization:	60.90%	Months Since Last Record:	80
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 398070

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398070	$3,125	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398070. Member loan 398070 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	s.r. ranch ltd	Debt-to-income ratio:	21.62%
Length of employment:	4 years 6 months	Location:	boulder, CO

Home town:	laredo
Current & past employers:	s.r. ranch ltd
Education:	University of Colorado at Boulder

This borrower member posted the following loan description, which has not been verified:

planning on paying my credit card off so that i will no longer endure high interest rates.

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1978	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	52
Revolving Credit Balance:	$13,427.00	Public Records On File:	0
Revolving Line Utilization:	30.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 398116

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398116	$15,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398116. Member loan 398116 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,575 / month
Current employer:	State Of Ca	Debt-to-income ratio:	10.49%
Length of employment:	5 years 2 months	Location:	FORT BRAGG, CA

Home town:	Marysville
Current & past employers:	State Of Ca
Education:	Yuba College

This borrower member posted the following loan description, which has not been verified:

This money will be used to pay off a credit card. The credit card company has just raised the interest rate again. My goal is to pay off this credit card, but find it impossible as the rate continues to climb. I have a excellant credit history, I have never defaulted on a loan. This credit card was used to pay medical bills for my husband. We want to buy a house, but feel the credit card debt must be paid first. Thank you for your time.

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,963.00	Public Records On File:	0
Revolving Line Utilization:	15.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 398134

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398134	$3,500	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398134. Member loan 398134 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,958 / month
Current employer:	manekin construction	Debt-to-income ratio:	13.42%
Length of employment:	9 years 1 month	Location:	timonium, MD

Home town:	Elyria
Current & past employers:	manekin construction, hill management co. inc
Education:

This borrower member posted the following loan description, which has not been verified:

I'm looking for a personal loan for the above listed amount. It will be used for a retainer for my lawyer for an upcoming court hearing for child support modification. My recent credit score has been rising in the past 4 to 5 years. I am a relatively reliable source for repaying loans. My work history is consistant and have been with my current employer for 9 years. Thank you in advance George

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	29	Months Since Last Delinquency:	15
Revolving Credit Balance:	$11,386.00	Public Records On File:	1
Revolving Line Utilization:	55.00%	Months Since Last Record:	113
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 398139

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398139	$7,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398139. Member loan 398139 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	State of NJ _ ELEC	Debt-to-income ratio:	11.80%
Length of employment:	3 years 6 months	Location:	Hamilton, NJ

Home town:	Trenton
Current & past employers:	State of NJ _ ELEC, Election Law Enforcement Commission
Education:	Rider University

This borrower member posted the following loan description, which has not been verified:

Was looking to consolidate debt.

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,842.00	Public Records On File:	0
Revolving Line Utilization:	30.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 398142

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398142	$15,800	19.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398142. Member loan 398142 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	Roper St Francis Hospital	Debt-to-income ratio:	7.76%
Length of employment:	15 years 2 months	Location:	charleston, SC

Home town:	Charleston
Current & past employers:	Roper St Francis Hospital
Education:	Webster University

This borrower member posted the following loan description, which has not been verified:

I will be using this money for continued education, car fixed and to pay off small bills

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	46	Months Since Last Delinquency:	11
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	n/a	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 398146

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398146	$20,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398146. Member loan 398146 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	SafeNet	Debt-to-income ratio:	1.84%
Length of employment:	9 years	Location:	Plano, TX

Home town:	Newport Beach
Current & past employers:	SafeNet
Education:	University of California-Riverside (UCR)

This borrower member posted the following loan description, which has not been verified:

Hi All, I wanted to continue my education (I have a BS in CS) and wanted to obtain the following certifications - CCNA and CCIE. I currently have a CISSP certification. I also wanted to pre-invest into my IRA for 2009 early - 5K annum max limit. My income and expenses (all monthly): Income - 4.2K base + approx 1-2K commission Expenses: - 845 - rent - 180 - internet/phone/cable - 175 - electric - 35 - water/trash/sewer - 90 - pets - 170 - cell phones (mine and 2 kids) - 90 - school loan (for obtaining 4 year degree). I'm keeping this until i die because it is at a 2.2% interest. - 900 - food (including eating out) - 500 - entertainment (clothes, movies, kids, etc.) - 100 - store credit - we recently purchased a love seat for my daughters room. There is a 565 balance, and I expect to pay this off (interest free for 3 years) in 5 months. All of which expenses come to 3085. And worst case income equals 5200 for a net positive cash flow of 2115. I do have savings which resides in a trading account, but which is tied up long term. If there are any questions, please let me know and I will be happy to provide further information.

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	62
Revolving Credit Balance:	$2,842.00	Public Records On File:	0
Revolving Line Utilization:	7.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 398148

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398148	$13,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398148. Member loan 398148 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,917 / month
Current employer:	Nelson Electric	Debt-to-income ratio:	8.88%
Length of employment:	5 years	Location:	Raytown, MO

Home town:	Fort Worth
Current & past employers:	Nelson Electric
Education:	Hofstra University, Missouri Western State University

This borrower member posted the following loan description, which has not been verified:

The loan will be used as follows: $2,500- Credit Card pay off $4000- to pay down car loan to refinancing value in order to lower monthly payments $2500- as down payment my home being purchased for $60,000 $4000 - wedding expenses. I have proven that I can pay my obligations on time, but due to poor economy my business really slowed during the latter part of 2008 and early part of 2009 causing me to use my credit cards more often then usual. Business has picked up heavily. I have two projects (commercial electrical contracting) that will net $35,000 and $25, 000 respectively by the end of August. I have to retain my reserve for current obligations and unexpected business expenses. If granted the loan, I can better position myself by paying off my credit cards and lowering my monthly car note, and purchasing a home.

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	61
Revolving Credit Balance:	$2,406.00	Public Records On File:	0
Revolving Line Utilization:	40.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 398170

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398170	$7,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398170. Member loan 398170 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Chili's Grill and Bar - Loveland	Debt-to-income ratio:	13.68%
Length of employment:	4 years 2 months	Location:	Greeley, CO

Home town:	Salida
Current & past employers:	Chili's Grill and Bar - Loveland
Education:	DeVry University-Colorado

This borrower member posted the following loan description, which has not been verified:

I am looking for this loan in order to reduce the amount of money I am paying in interest charges on my credit cards and to make some repairs to my vehicle. I still have a few dings on my credit from over five years ago and am unable to get a loan from a traditional bank. Over the past three years I have worked very hard to rebuild my credit and be more responsible with my money. I paid off my car loan in December of '08 and have been using the money from my payment on paying down credit cards, but the interest has been making this a slow process. About $3500 dollars would be used to pay off the credit cards, two of which I will close immediately. The rest of the money from this loan will be used to pay for a series of minor repairs to my vehicle. There is nothing major wrong with the vehicle, just a lot of minor, labor-intensive repairs to be made. This will allow me to drive the car for a couple more years so that I can save up some money. Without this loan, the car repairs will have to wait until the end of the year at the earliest, and maybe into next year, which will only turn minor repairs into major ones. The credit cards will still get paid by the end of the year, but at a higher rate than I would like to pay. Thank you for taking the time to look at my request and I look forward to doing business with you.

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	49
Revolving Credit Balance:	$3,367.00	Public Records On File:	0
Revolving Line Utilization:	82.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 398172

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398172	$6,400	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398172. Member loan 398172 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	DPS international	Debt-to-income ratio:	9.15%
Length of employment:	2 years 6 months	Location:	AGOURA HILLS, CA

Home town:
Current & past employers:	DPS international, US Air Force
Education:	Community College of the Air Force (CCAF)

This borrower member posted the following loan description, which has not been verified:

looking for upfront cash for school

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,194.00	Public Records On File:	0
Revolving Line Utilization:	60.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 398197

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398197	$14,500	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398197. Member loan 398197 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	The Brattleboro Savings and Loan Association F.A.	Debt-to-income ratio:	24.31%
Length of employment:	3 years 6 months	Location:	TOWNSHEND, VT

Home town:	Williston Park
Current & past employers:	The Brattleboro Savings and Loan Association F.A.
Education:	Long Island University-C W Post Campus

This borrower member posted the following loan description, which has not been verified:

I am seeking the opportunity to refinance the majority of my credit card balances totaling approximately $23,500.00. Employed in financial services for nearly 10 years and current employed on a full time, salaried basis with a local mutually-owned savings bank. Recent circumstances required that I relocate and I utilized revolving debt to finance the process. I am seeking the opportunity to consolidate debt in order to ensure payments are made in a timely manner, reduce interest rates and improve my credit. I take responsibility for my obligations and am seeking a better way to ensure that they are satisfied within borrowing terms and ensure that I can live within my means.

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1991	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	37
Revolving Credit Balance:	$23,802.00	Public Records On File:	0
Revolving Line Utilization:	59.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 398216

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398216	$6,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398216. Member loan 398216 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,539 / month
Current employer:	ENSCO, Inc	Debt-to-income ratio:	4.32%
Length of employment:	1 year 5 months	Location:	New Orleans, LA

Home town:	Glassboro
Current & past employers:	ENSCO, Inc, Census Bureau, Philhaven, A Non-Profit Behavioral Health Organization, Malaysian Nature Society, Glassboro Public Schools, Dragonfish Asian Cafe Portland, OR, Romano's St Thomas, USVI
Education:	University of Delaware

This borrower member posted the following loan description, which has not been verified:

Hello and thank you for taking the time to consider my request. My name is Kyle, I am a 27 year old Associate Engineer working with a medium sized, privately owner firm based just outside of Washington, DC. I am currently on a long term project that has me in the field 100% of the time. This allows me to live anywhere in the contiguous 48 states. I've recently moved from Portland, OR to New Orleans, LA and find myself in need of a car (a sad goodbye to Portland's public transportation system!). Due to heavy amount of travel related to my position I'm only able to be home 1-1.5 weeks per month. I was searching for, and found a vehicle that is fun, reliable, safe, and that would hold its value to enjoy my time when home. As I write this I have enough liquid assets on hand to purchase the vehicle outright. However, I will not run the risk of depleting my emergency savings accounts nor do I wish to rely on credit cards should unexpected expenses arise. This is why I've decided to seek out a loan. The security is worth the interest. In March I was approved for a $9,000 loan from my credit union for this purpose but could not find a vehicle that fit their demanding stipulations nor my desires. I've shopped around to other lending institutions with the same result. I'm hoping for a better connection with you. I have been with my current employer for more than a year and have received commendations and salary increases during that first year. The company operates in a market that has seen a minimal negative impact due to the economic tumult of the nation: Railroad technologies. I've been financially independent since age 16. My only debt is a student loan that is in repayment at an unimaginably low interest rate. I carry no balances on any of my credit cards and I've never made a late payment nor missed a payment. My credit history is clean with a FICO score of 765. References are available. The vehicle is a 1997 BMW 328i convertible being sold by a private seller. The vehicle is in great condition with no mechanical issues and minor cosmetic flaws. The vehicle is being sold due to a new child in the family and a good rapport has been established with the seller. I sincerely hope that I have provided you with a thorough picture of my current situation and need. I look forward to answering any and all of your questions. Thanks! -Kyle PS - The weather in New Orleans is great this week...

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,089.00	Public Records On File:	0
Revolving Line Utilization:	24.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 398281

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398281	$9,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398281. Member loan 398281 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,917 / month
Current employer:	Kobelco EDTI Compressors INC	Debt-to-income ratio:	16.43%
Length of employment:	1 year	Location:	ONTARIO, CA

Home town:	Arcadia
Current & past employers:	Kobelco EDTI Compressors INC
Education:	Mount San Antonio College

This borrower member posted the following loan description, which has not been verified:

This loan will pay all of my bills and leave me with one low monthly payment

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1992	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,140.00	Public Records On File:	0
Revolving Line Utilization:	77.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 398295

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398295	$1,600	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398295. Member loan 398295 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$833 / month
Current employer:	Burger King	Debt-to-income ratio:	18.12%
Length of employment:	6 years 6 months	Location:	Clarence, NY

Home town:	Amherst
Current & past employers:	Burger King
Education:	Erie Community College

This borrower member posted the following loan description, which has not been verified:

2 years ago I was on vacation and my credit card payment didn't go through. By the time I found out about it, the payment was a day late. They nailed me with an OUTRAGEOUS interest rate. Now, I wasn't too smart about my credit when I was younger but I'm sick and tired of living under the companies thumb for what amounts to a technical error. I have always paid above the minimum payment and with the exception of that payment being ONE day late, have never made a late payment. Any help would be apppreciated.

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,704.00	Public Records On File:	0
Revolving Line Utilization:	80.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 398308

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398308	$15,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398308. Member loan 398308 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Self Employed	Debt-to-income ratio:	22.61%
Length of employment:	n/a	Location:	Clinton, IL

Home town:	Chicago
Current & past employers:	Self Employed
Education:	Kaplan University, Texas State

This borrower member posted the following loan description, which has not been verified:

First off I just want to say that according to www.myfico.com I have a 730 FICO score so I am not quite sure how I am receiving an "E" credit grade, nonetheless with a dry credit market I will give this a try? I am seeking to borrow $15000.00 for cosmetic surgery and more specifically a facelift and brow lift, for I had recently lost a significant amount of weight and thought I would try cosmetic surgery to deal with the sagging skin, not real significant but it would make me feel better. I work in graphics design, if you have any questions or need me to elaborate on anything just let me know. Thanks for looking at my listing.

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	25	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,614.00	Public Records On File:	0
Revolving Line Utilization:	10.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 398323

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398323	$15,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398323. Member loan 398323 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$2,417 / month
Current employer:	Toojays	Debt-to-income ratio:	8.32%
Length of employment:	1 year 6 months	Location:	Deerfield Beach, FL

Home town:	Plantation
Current & past employers:	Toojays
Education:	BCC

This borrower member posted the following loan description, which has not been verified:

I will use the money to consolidate my debt

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	44
Revolving Credit Balance:	$7,137.00	Public Records On File:	0
Revolving Line Utilization:	45.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 398324

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398324	$12,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398324. Member loan 398324 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,750 / month
Current employer:	n/a	Debt-to-income ratio:	8.00%
Length of employment:	2 years 8 months	Location:	Cambridge, MA

Home town:	Bellaire
Current & past employers:
Education:	Boston University, Ohio State University

This borrower member posted the following loan description, which has not been verified:

Credit card rates started going up dramatically with banking crisis. I was paying 7%-11%, now I'm paying 20-30% on most of my credit card debt, as banks increased rates. I want to pay it off faster with a lower rate loan.

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,644.00	Public Records On File:	0
Revolving Line Utilization:	94.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 398326

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398326	$20,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398326. Member loan 398326 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,917 / month
Current employer:	Retired	Debt-to-income ratio:	0.34%
Length of employment:	25 years 6 months	Location:	sheveport, LA

Home town:	Durham
Current & past employers:	Retired, Black & Decker Corp.
Education:	Duke University

This borrower member posted the following loan description, which has not been verified:

My granddaughter recently graduated college & to say that I am very proud of her is an understatement. It is my dream to be able to help her start her life the right way. Please help me help her.

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1987	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$379.00	Public Records On File:	0
Revolving Line Utilization:	6.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 398334

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398334	$17,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398334. Member loan 398334 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,083 / month
Current employer:	unemployed w/income	Debt-to-income ratio:	9.66%
Length of employment:	10 years	Location:	So Plainfield, NJ

Home town:	Queens
Current & past employers:	unemployed w/income
Education:

This borrower member posted the following loan description, which has not been verified:

Using the fds to donor egg cycle

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1988	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	51
Revolving Credit Balance:	$12,237.00	Public Records On File:	0
Revolving Line Utilization:	15.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 398355

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398355	$2,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398355. Member loan 398355 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,250 / month
Current employer:	ShatzmanBaker, PC	Debt-to-income ratio:	15.28%
Length of employment:	4 years 2 months	Location:	Hillsborough, NJ

Home town:	Hillsborough
Current & past employers:	ShatzmanBaker, PC, Schreck, Bavaro & Co. CPA
Education:	University of Maine

This borrower member posted the following loan description, which has not been verified:

Hello, I am looking for a small loan to supplement cash saved to purchase a vehicle. Paying off the loan will not be a problem. If you look at my credit report you will find that I have never been late on a payment and I take pride in maintain prestige credit. Also, I have a steady job as an attorney assistant thus paying off the loan will not be an issue. Please consider me for this loan-Thank you.

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,545.00	Public Records On File:	0
Revolving Line Utilization:	18.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 398374

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398374	$6,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398374. Member loan 398374 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,583 / month
Current employer:	Monroe County Central Dispatch	Debt-to-income ratio:	16.35%
Length of employment:	2 years 4 months	Location:	Petersburg, MI

Home town:	Okeechobee
Current & past employers:	Monroe County Central Dispatch, Huron Valley Ambulance
Education:

This borrower member posted the following loan description, which has not been verified:

I am requesting this loan for some home improvement projects on my first home purchase. I have been able to pay my bills on time with no troubles at all. I have established a career and I make a very good income to support myself and the things that I own and take care of. This loan intends to support towards some furnishings for my home, outdoor improvements, and security of the home. I have no problem with paying back on a loan as I've already had a vehicle loan in the past. Thank you for your time and consideration!

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$246.00	Public Records On File:	0
Revolving Line Utilization:	5.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 398420

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398420	$21,600	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398420. Member loan 398420 was requested on April 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,708 / month
Current employer:	Retired	Debt-to-income ratio:	0.92%
Length of employment:	30 years 5 months	Location:	florence, AL

Home town:	Durham
Current & past employers:	Retired, Blue Cross Blue Shield
Education:	Duke University School of Law

This borrower member posted the following loan description, which has not been verified:

Please help me to help my granddaughter have her dream wedding!

A credit bureau reported the following information about this borrower member on April 25, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1966	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$177.00	Public Records On File:	0
Revolving Line Utilization:	0.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 360603

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
360603	$20,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 360603. Member loan 360603 was requested on April 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	New York Life Insurance	Debt-to-income ratio:	15.97%
Length of employment:	6 years 8 months	Location:	Fresno, CA

Home town:	Visalia
Current & past employers:	New York Life Insurance
Education:	California State University-Fresno (CSU Fresno)

This borrower member posted the following loan description, which has not been verified:

Consolidating Credit Cards 2 Chase @22% 1 Discover @20% 1 Macys @23% Need some help. Thanks.

A credit bureau reported the following information about this borrower member on April 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	38
Revolving Credit Balance:	$12,651.00	Public Records On File:	0
Revolving Line Utilization:	65.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 395226

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395226	$8,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395226. Member loan 395226 was requested on April 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,088 / month
Current employer:	supplemental healthcare	Debt-to-income ratio:	12.63%
Length of employment:	2 years 8 months	Location:	DAYTON, OH

Home town:	dayton,oh
Current & past employers:	supplemental healthcare
Education:

This borrower member posted the following loan description, which has not been verified:

I'll use this money to buy a used car. I have good credit so I am a good investment. I'm seeking this pre-approval so I can negotiate lower prices at car dealerships because I'm not seeking their financing.

A credit bureau reported the following information about this borrower member on April 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,269.00	Public Records On File:	0
Revolving Line Utilization:	19.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 395311

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395311	$6,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395311. Member loan 395311 was requested on April 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,753 / month
Current employer:	n/a	Debt-to-income ratio:	7.25%
Length of employment:	n/a	Location:	Los Angeles, CA

Home town:	Sao Paulo
Current & past employers:
Education:	Santa Monica College

This borrower member posted the following loan description, which has not been verified:

My daughter is going to college in a few months and she is independent from me. Since she is moving to NY in June, I really want to help her pay for rent as she is looking for a job so she can stabilize her life. I worry about her wellbeing and I need to know that she will be safe living in another city alone. I know I am a good lender because I have good credit and I have never requested loans before. I am giving the money to my daughter in the hopes that this will help her to grow as a human being.

A credit bureau reported the following information about this borrower member on April 18, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,003.00	Public Records On File:	0
Revolving Line Utilization:	20.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 397366

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397366	$5,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397366. Member loan 397366 was requested on April 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,062 / month
Current employer:	Presbyterian Homes	Debt-to-income ratio:	6.69%
Length of employment:	5 years	Location:	TITUSVILLE, PA

Home town:
Current & past employers:	Presbyterian Homes, Cook
Education:

This borrower member posted the following loan description, which has not been verified:

I need this to help me finallize something

A credit bureau reported the following information about this borrower member on April 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1986	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	78
Revolving Credit Balance:	$9,764.00	Public Records On File:	0
Revolving Line Utilization:	22.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 398103

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398103	$14,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398103. Member loan 398103 was requested on April 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$3,725 / month
Current employer:	FATIGATI NALIN AND ASSOC	Debt-to-income ratio:	12.59%
Length of employment:	8 years 1 month	Location:	CARNEGIE, PA

Home town:	Mckeesport
Current & past employers:	FATIGATI NALIN AND ASSOC, Fiserv Inc., Mellon Network Services, Metavante Data Services
Education:

This borrower member posted the following loan description, which has not been verified:

I am selling my home at 1455 Rydal St, Pittsburgh, PA 15205. It took 18 months to get this one offer. Even though it is not enough to cover the payoff of my current mortgage, I need to complete the sale of this house. I am requesting this loan to be able to have the money necessary for the closing. I feel it is important to note that the mortgage loan with Beneficial will no longer be a liability after the closing (currently scheduled for 06/04/09). The only open loan will be a second loan (line of credit) with Beneficial. I live with someone now and do not pay rent. It is my intent to pay this loan off quickly making extra payment to principle. I want to be sure there is no pre-payment penalty. Sincerely, Christine Piergrossi

A credit bureau reported the following information about this borrower member on April 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1990	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,887.00	Public Records On File:	0
Revolving Line Utilization:	99.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 398306

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398306	$7,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398306. Member loan 398306 was requested on April 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Southwestern Energy Co.	Debt-to-income ratio:	10.35%
Length of employment:	12 years	Location:	SEARCY, AR

Home town:	DeQueen
Current & past employers:	Southwestern Energy Co., Arkansas Utility Protection Services
Education:	Arkansas State University at Beebe

This borrower member posted the following loan description, which has not been verified:

I am needing to borrow this money on short term to make up what I don't have for down payment on our 1st new home. Thank you so much for helping.

A credit bureau reported the following information about this borrower member on April 25, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	52
Revolving Credit Balance:	$2,108.00	Public Records On File:	0
Revolving Line Utilization:	10.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 398424

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398424	$6,400	18.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398424. Member loan 398424 was requested on April 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,517 / month
Current employer:	Phoenix Airport Transportation	Debt-to-income ratio:	0.99%
Length of employment:	1 year 7 months	Location:	Prescott, AZ

Home town:	San Diego
Current & past employers:	Phoenix Airport Transportation, Fry's Electronics
Education:	Mira Costa College, Yavapai College

This borrower member posted the following loan description, which has not been verified:

As you can see from my credit report, I owe about $6400 spread out across 3 accounts. I've been working on paying this down, throwing everything I can at them, but am feeling discouraged due to the high interest rates. I have never missed a payment in my life. I have never had any negative information on my credit report. I am employed full-time in a stable job with a company I have been with for almost 2 years now. I will use this loan to pay off all my cards in full, boosting my credit score through the roof and giving me a clean slate to be more financially responsible.

A credit bureau reported the following information about this borrower member on April 25, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2006	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,758.00	Public Records On File:	0
Revolving Line Utilization:	90.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 398427

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398427	$16,750	20.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398427. Member loan 398427 was requested on April 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,833 / month
Current employer:	Goldcircle International, LLC	Debt-to-income ratio:	11.01%
Length of employment:	10 years 9 months	Location:	Waterville, OH

Home town:	umuahia
Current & past employers:	Goldcircle International, LLC
Education:	Eastern Michigan University

This borrower member posted the following loan description, which has not been verified:

This is a degree program at Eastern Michigan University.

A credit bureau reported the following information about this borrower member on April 25, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 398466

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398466	$12,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398466. Member loan 398466 was requested on April 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	Fox Lake Correctional Institution	Debt-to-income ratio:	6.58%
Length of employment:	9 years 10 months	Location:	Cambria, WI

Home town:	Waupun
Current & past employers:	Fox Lake Correctional Institution, Moraine Park Technical College, Cambria-Friesland Public Schools
Education:	UW - La Crosse, UW - Stevens Point

This borrower member posted the following loan description, which has not been verified:

I am consolidating all the credit card debt that I have. I am a teacher for the Department of Corrections and considering the current economic times, I am holding steady economically. This is an effort to improve my rate and quickly pay off some debt. Other than my home, I have only have one car I am paying for, and then the monthly bills. I see this as a great time to try to "get ahead" if possible.

A credit bureau reported the following information about this borrower member on April 25, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,300.00	Public Records On File:	0
Revolving Line Utilization:	31.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 398516

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398516	$3,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398516. Member loan 398516 was requested on April 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Perot Systems	Debt-to-income ratio:	17.04%
Length of employment:	4 years 1 month	Location:	Van Nuys, CA

Home town:	Plainfield
Current & past employers:	Perot Systems, Intratek Computer, LAN International
Education:	Oakland University

This borrower member posted the following loan description, which has not been verified:

I will be using this money towards payment of first and last months payment, along with the security deposit and mover expenses (if needed). I am a good candidate as I always make sure to pay my creditors on or before the scheduled due date every month. $500 down payment is due on April 27, and the rest of the rent ($2100 total) is due by May 1. This move is being done to be closer to work and to help minimize travel expenses between home and work.

A credit bureau reported the following information about this borrower member on April 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	55
Revolving Credit Balance:	$2,009.00	Public Records On File:	0
Revolving Line Utilization:	14.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 398537

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398537	$3,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398537. Member loan 398537 was requested on April 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$833 / month
Current employer:	massbay community college	Debt-to-income ratio:	4.92%
Length of employment:	1 year 10 months	Location:	woburn, MA

Home town:	managua
Current & past employers:	massbay community college, Microsa SA
Education:	University of science and technology, Lake Michigan College, Massachusetts Bay Community College

This borrower member posted the following loan description, which has not been verified:

Hello there, the reason behind this loan is to buy a used car. Currently I am renting a vehicle at 700$ a month. I can't keep doing this that is why I need the loan. I am a student in Massachusetts enrolled in a surgical technologist health program, I work go to class and go to clinical, so is very important to me to get a car. The reason why I can't buy it is because I just don't have that amount ready, but I need the car now trust me I have research everything from using zip cars, to combining using the T and cabs I even calculated to use a bicycle but the distances are too far to be practical. I will repay this loan in 5 months. 500$ a month is better than 700$ and is only for 5 months. (I live with my sister) Thank you for your time.

A credit bureau reported the following information about this borrower member on April 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,040.00	Public Records On File:	0
Revolving Line Utilization:	76.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 398549

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398549	$5,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398549. Member loan 398549 was requested on April 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,417 / month
Current employer:	Forever 21, Inc	Debt-to-income ratio:	14.08%
Length of employment:	3 years 6 months	Location:	Orange, CA

Home town:	Fullerton
Current & past employers:	Forever 21, Inc, Kaplan Internation
Education:	Chapman University

This borrower member posted the following loan description, which has not been verified:

My fiance and I are going to upgrade the house we are about to rent with permission from the owner and we need to cover upfront costs of renovation before we move in. We are going to fix up a 100 year old home by putting in hardwood floors, new appliances, and painting. It would be great to get a loan we could pay back quickly with the least amount of interest. Thank you.

A credit bureau reported the following information about this borrower member on April 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,053.00	Public Records On File:	0
Revolving Line Utilization:	87.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 398556

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398556	$7,500	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398556. Member loan 398556 was requested on April 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	Abra Auto & Glass	Debt-to-income ratio:	22.83%
Length of employment:	2 months	Location:	Griffin, GA

Home town:	Naperville
Current & past employers:	Abra Auto & Glass, Heritage Cadillac
Education:	College of DuPage

This borrower member posted the following loan description, which has not been verified:

This loan will be used to put up a building in my backyard as a garage, and shop area.

A credit bureau reported the following information about this borrower member on April 25, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,447.00	Public Records On File:	0
Revolving Line Utilization:	6.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 398605

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398605	$13,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398605. Member loan 398605 was requested on April 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,667 / month
Current employer:	Sarasota Memorial Healthcare System	Debt-to-income ratio:	6.81%
Length of employment:	2 years 3 months	Location:	Sarasota, FL

Home town:	Glens Falls
Current & past employers:	Sarasota Memorial Healthcare System, GevityHR
Education:	Bentley College

This borrower member posted the following loan description, which has not been verified:

Thank you for considering my request. I have a credit card balance I would like to pay off. The reason I want to pay off this credit card balance is due to a inpending rate increase that I did not expect. The rate increase I feel is unreasonable and does not represent my excellent credit status I have a good job and always pay my bills on time.

A credit bureau reported the following information about this borrower member on April 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,456.00	Public Records On File:	0
Revolving Line Utilization:	27.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Posting Report Supplement No. 196 dated April 26, 2009